                                  ARMADA FUNDS

                                   PROSPECTUS

                                 August 1, 1997

                                Core Equity Fund

ARMADA FUNDS

INVESTMENT ADVISER
AN AFFILIATE OF NATIONAL
CITY CORPORATION
         National Asset Management Corporation
         101 South Fifth Street
         Louisville, KY 40202

         TABLE OF CONTENTS

                                                                  PAGE

EXPENSE TABLE....................................................   3

INTRODUCTION.....................................................   5

INVESTMENT OBJECTIVES AND POLICIES...............................   5

INVESTMENT LIMITATIONS...........................................   8

PERFORMANCE INFORMATION..........................................   9

PRICING OF SHARES................................................  10

HOW TO PURCHASE AND REDEEM SHARES................................  11

DISTRIBUTION AGREEMENT...........................................  20

SHAREHOLDER SERVICES PLAN........................................  20

DIVIDENDS AND DISTRIBUTIONS......................................  21

TAXES............................................................  21

MANAGEMENT OF THE TRUST..........................................  23

DESCRIPTION OF THE TRUST AND ITS SHARES..........................  24

CUSTODIAN AND TRANSFER AGENT.....................................  27

EXPENSES.........................................................  27

MISCELLANEOUS....................................................  27

------------------------------------------------------------
|-  SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR        |
|OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHER-       |
|WISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT         |
|COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.             |
|                                                          |
|-  SHARES OF ARMADA FUNDS ARE NOT INSURED OR              |
|GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY           |
|GOVERNMENTAL AGENCY OR STATE.                             |
|                                                          |
|-  AN INVESTMENT IN ARMADA FUNDS INVOLVES INVEST-         |
|MENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL      |
|AMOUNT INVESTED.                                          |
|                                                          |
|National City Bank and National Asset Management          |
|Corporation serve as investment advisers to Armada Funds | |for which they receive an investment advisory fee. Past | |performance is not indicative of future performance, and | |the investment return will fluctuate, so that you may |
|have a gain or loss when you sell your shares.            |
------------------------------------------------------------

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS
--------------------------------------------------------------------------------

Oaks, Pennsylvania 19456                    If you purchased your shares
                                            through NatCity Investments, Inc.,
                                            please call your Investment
                                            Consultant for information.

                                            For current performance, fund
                                            information, account redemption
                                            information, and to purchase shares,
                                            please call 1-800-622-FUND (3863).

         This Prospectus describes the Core Equity Fund (the "Fund") of Armada Funds (the "Trust"):

         CORE EQUITY FUND'S investment objective is to seek a total rate of return, before Fund expenses, greater than that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The Fund invests in a diversified portfolio of domestic common stocks of issuers with large capitalizations.

         The net asset value per share of the Fund will fluctuate as the value of its investment portfolio changes in response to changing market prices and other factors.

         National Asset Management Corporation ("NAM") serves as investment adviser to the Fund (the "adviser").

         SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. The Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, NATIONAL ASSET MANAGEMENT CORPORATION, THEIR PARENT COMPANY OR ANY OF THEIR AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              August 1, 1997


                                  EXPENSE TABLE

                                                   CORE                  CORE
                                                  EQUITY                EQUITY
                                                   FUND                  FUND
                                                  RETAIL             INSTITUTIONAL
                                                SHARES(1, 2)           SHARES(2)
                                                ------------             -------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Charge
     Imposed on Purchases..................        3.75%                 None
   Sales Charge Imposed
     on Reinvested Dividends...............        None                  None
   Deferred Sales Charge...................        None                  None
   Redemption Fee..........................        None                  None
   Exchange Fee............................        None                  None
ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
   Management Fees.........................        0.75%                 0.75%
   12b-1 Fees(3) (after fee waivers).......        0.06%                 0.06%
   Other Expenses(4) (after fee waivers)...        0.42%                 0.17%
                                                   -----                 -----
     Total Fund Operating

       Expenses(4) (after fee waivers).....        1.23%                 0.98%
                                                   =====                 =====

---------------------------

1 The Trust has implemented a Shareholder Services Plan (the "Services Plan") with respect to Retail shares in the Fund. Pursuant to the Services Plan, the Trust may enter into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of Retail shares.

2 As of the date of this Prospectus, the Fund had not commenced investment operations, and, therefore, the other expenses for this Fund are estimates only.

3 Without fee waivers during the current fiscal year by the Administrator, Other Expenses and Total Fund Operating Expenses would be 0.52% and 1.33%, respectively, for the Retail Shares and 0.27% and 1.08%, respectively, for the Institutional Shares of the Fund. Additionally, if the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be 1.37% and 1.12% for the Retail and Institutional Shares, respectively.

4 The Fund has in effect a 12b-1 Plan pursuant to which it may bear fees in an amount of up to .10% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's Service and Distribution Plan ("Distribution Plan") and Services Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

---------------------------

EXAMPLE

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); (2) the redemption of your investment at the end of the following time periods (the Fund does not charge a redemption fee); and (3) the imposition of the maximum sales charge at the beginning of the period:



                                                           1 Year          3 Years
                                                           ------          -------

   Retail Shares......................................       $50             $75

   Institutional Shares...............................       $10             $31

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

           The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Financial Highlights," "Management of the Trust" and "Distribution Agreement" in this Prospectus. Any fees that are charged by affiliates of the adviser or other institutions directly to their customer accounts for services related to an investment in Retail shares of the Fund are in addition to and not reflected in the fees and expenses described above.

                                  INTRODUCTION

           The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of a pool of assets with investment objectives and policies as described below under "Investment Objectives and Policies." The Fund is classified as a diversified investment fund under the 1940 Act.

           Shares of the Fund have been classified into two separate classes -- Retail shares and Institutional shares. Retail shares and Institutional shares represent equal pro rata interests in the Fund except that, as described more fully below under "Shareholder Services Plan," the Trust has implemented the Services Plan with respect to Retail shares of the Fund. Under the Services Plan, only the beneficial owners of Retail shares bear the expenses of shareholder administrative services which are provided by financial institutions for their benefit (not to exceed .25% annually). See "Shareholder Services Plan," "Dividends and Distributions" and "Description of the Trust and Its Shares" for a description of the impact that the Services Plan may have on holders of Retail shares.

                       INVESTMENT OBJECTIVES AND POLICIES

          The investment objective of the Fund is to seek a total rate of return greater than that of the S&P 500. The Fund seeks to achieve this objective by investing in a diversified portfolio of common stocks of issuers with large capitalizations. The Fund normally invests in three types of equity securities: growth securities, defined as common stocks having a five-year annual earnings-per-share growth rate of 10% or more, with no decline in the annual earnings-per-share rate during the last five years; securities with low price-to-earnings ratios (i.e., at least 20% below the average of the companies included in the S&P 500); and securities that pay high dividend yields (i.e., at least 20% above such average). The two components of total rate of return are current income and change in the value of portfolio securities. Under normal market conditions the Fund will invest 20% to 50% of its total assets in each of these three types of stocks. The Fund may also invest in preferred stock, warrants and securities convertible into common stock. The Fund may also invest up to 20% of its total assets at the time of purchase in American Depository Receipts ("ADRs") and securities issued by foreign entities. The Fund's investment objective and investment policies may be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its objective.

           The S&P 500 is an index composed of approximately 500 common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The adviser believes that the S&P 500 is an appropriate benchmark for the Portfolio because it is diversified, it is familiar to many investors and it is widely accepted as a reference for common stock investments.

           Standard & Poor's Ratings Group is not a sponsor of, or in any way affiliated with, the Fund.

           In order to meet liquidity needs, the Fund may hold cash reserves, and may, for temporary defensive purposes, invest up to 100% of its assets in Short Term obligations (as described below).

         OTHER INVESTMENT POLICIES

           Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

         Short Term Obligations

           During temporary defensive periods the Fund may invest up to 100% of its assets in short term obligations (with maturities of 18 months or less) such as domestic commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks, U.S. Government securities, and repurchase agreements. In the case of repurchase agreements, in which the Fund purchases securities subject to the seller's agreement to repurchase them at an agreed upon time and price, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

         Foreign Securities and American Depository Receipts

           The Fund may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

           Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

         Securities of Other Investment Companies

           Subject to 1940 Act limitations, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The Fund may also purchase shares of investment companies investing primarily in foreign securities, including so called "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. For further information, see "Risk Factors, Investment Objectives and Policies" in the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

           The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

           The Fund may not:

           1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

              (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments

               (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents

               (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry

               (d) personal credit and business credit businesses will be considered separate industries

           2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

           3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

           4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

           Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

           For purposes of investment limitation No. 1 the Fund treats, as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                             PERFORMANCE INFORMATION

           From time to time, the Trust may provide in advertisements or in reports to shareholders the Fund's total return data for its Institutional shares and Retail shares.

           The Fund calculates its total return for each class of shares on an "average annual total return" basis for various periods from the date of commencement of investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Fund may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

           Investors may compare the performance of each class of shares of the Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, such as the S&P 500, and to data or rankings prepared by independent services such as Lipper Analytical

Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

           The past performance of each class of shares of the Fund is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with the Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in the Fund.

           Further information about the performance of the Fund is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND (3863).

                                PRICING OF SHARES

           For purposes of pricing purchases and redemption orders, the net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m. Eastern
Time). Net asset value per share is determined on each business day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Business Day"). Net asset value per share of a particular class in the Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class.

           The Fund's investments in securities for which market quotations are readily available are valued at their market values determined on the basis of closing sales prices, if the principal market is an exchange, or the mean between their current available bid and asked prices, for unlisted securities, or for securities traded on a national securities market. Securities and other assets for which quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of the Fund will fluctuate as the value of its investment fund changes.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

           Shares in the Fund are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at Oaks, Pennsylvania 19456.

           From time to time, the Distributor, at its expense, may offer promotional incentives to dealers. As of the date of this Prospectus, the Distributor intends to offer certain promotional incentives, including trips and monetary awards, to NatCity Investments, Inc. and other affiliates of National City.

PURCHASE OF RETAIL SHARES

           Retail shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts.

           Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Fund for such services of up to .25% (on an annualized basis) of the average daily net asset value of such shares. See "Shareholder Services Plan." To purchase shares, Investors should call 1-800-622-FUND (3863) or visit their local NatCity Investments, Inc. office:

           Akron                   1-800-229-0295
           Cleveland               1-800-624-6450
           Columbus                1-800-345-0278
           Dayton                  1-800-755-8723
           Indianapolis            1-800-826-2868
           Louisville              1-800-727-5656
           Pittsburgh              1-800-282-1078
           Toledo                  1-800-331-8275
           Youngstown              1-800-742-4098

           Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

           The minimum investment for the initial purchase of Retail shares in each Fund is $2,500, except for purchases for an IRA or other retirement plan in which event the minimum initial investment is $500. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. Investments made in Retail shares through a monthly savings program described below are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information." Purchases for an IRA through the monthly savings program will be considered as contributions for the year in which the purchases are made.

           Under a monthly savings program, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner twice each month, with a minimum amount of $50 per month. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an Investor's financial institution and invested in additional Retail shares at the Public Offering Price next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Fund, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

           All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

           The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

           The Public Offering Price for Retail shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, which is assessed as follows:

                            As a %             As a %            Dealers'
                            of offering        of net            Reallowance
                            price per          asset value       as a % of
Amount of Transaction       share              per share         offering price
---------------------       -----              ---------         --------------

Less than $100,000          3.75               3.90              3.75

$100,000 but less
  than $250,000             2.75               2.83              2.75

$250,000 but less
 than $500,000              2.00               2.04              2.00

$500,000 but less
  than $1,000,000           1.25               1.27              1.25

$1,000,000 or more          0.00               0.00              0.00

           Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

           No sales charge will be assessed on purchases of Retail shares made by:

           (a)  trustees and officers of the Trust

           (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

           (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above

           (d) qualified retirement plans purchasing shares through NatCity Investments, Inc.

           (e) individuals investing in the Fund by way of a direct transfer or a rollover from a qualified plan distribution and subsequent transactions into the same account where affiliates of National City Corporation are serving as a trustee or agent

           (f) investors purchasing Fund shares through a payroll deduction plan

           (g) individuals investing in the Fund by way of an asset allocation program sponsored by financial institutions, although certain account level fees may apply

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

           The applicable sales charge may be reduced on purchases of Retail shares of the Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

           Right of Accumulation.

           Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of

           (a)  current purchases

           (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

           (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

           (d) Retail shares purchased by dividends or capital gains that are reinvested

           If, for example, an Investor beneficially owns Retail shares of the Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of the Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.75% of the Public Offering Price.

           Letter of Intent.

           An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND (3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased. Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

PURCHASE OF INSTITUTIONAL SHARES

           Institutional shares are sold primarily to the Banks and NAM customers ("Customers") that are large institutions. Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks or NAM may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in the Fund. There is no minimum investment.

           It is the responsibility of the Banks and NAM to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks or NAM. Confirmations of share purchases and redemptions will be sent to the Banks and NAM. Beneficial ownership of Institutional shares will be recorded by the Banks or NAM and reflected in the account statements provided by them to their Customers.

           The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

           Purchase orders for shares of the Fund which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any Business Day are priced according to the net asset value per share determined on that day plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern
Time) on the third Business Day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES

           Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND (3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

           Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks or NAM. It is the responsibility of the Banks or NAM to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although the Banks or NAM may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks or NAM.

           If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

           A shareholder of record may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount of less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

           A shareholder of record may redeem shares in any amount by calling 1-800-622-FUND (3863) provided the appropriate election was made on the shareholder's account application.

           During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

           The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any fund of the Trust held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND (3863).

OTHER REDEMPTION INFORMATION

           Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $1,000 due to redemptions where the shareholder does not increase the amount in the account to at least $1,000 upon 60 days' notice.

           If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

           Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption or such shorter time period as may be required by the Securities Exchange Act of 1934.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES

           The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of the Fund or another investment portfolio of the Trust (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund offered by the Trust, or another investment fund offered by the Trust without the imposition of a sales charge (each a "no load Fund") at the net asset value per share on the date of exchange, provided that such other Retail shares may be legally sold in the state of the shareholder's residence. As a result, no additional sales charge will be incurred with respect to such an exchange.

           Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge.

           In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund.

           Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution, or by calling 1-800-622-FUND (3863).

           Any Retail shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES

           Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

           The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this prospectus. Because purchases of Retail Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling 1-800-622-FUND (3863).

                             DISTRIBUTION AGREEMENT

           Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor monthly for the direct and indirect expenses incurred by the Distributor for services provided and expenses assumed in providing such fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of the fund, inclusive of an annual base fee of $1,250,000 plus incentive fees related to asset growth. Such fees are payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

                            SHAREHOLDER SERVICES PLAN

           The Trust has implemented the Services Plan with respect to Retail shares of the Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions pursuant to which the institutions render shareholder administrative services to their customers who are the beneficial owners of Retail shares of the Fund in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Trust on behalf of customers, providing information periodically to customers showing their position in Retail shares, and providing sub-transfer agent services or the information necessary for subaccounting, with respect to Retail shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                           DIVIDENDS AND DISTRIBUTIONS

           Dividends from the net investment income of the Fund are declared daily and paid quarterly. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Fund's net asset value per share by the per share amount thereof.

           Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class or series at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to his Bank or financial institution. The election will become effective with respect to dividends and distributions paid after its receipt.

           Under the Services Plan, the amount of the Fund's net investment income available for distribution to the holders of Retail shares is reduced by the amount of shareholder servicing fees payable to financial institutions under the Services Plan.

                                      TAXES

           The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

           Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income (including any dividends, interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to its shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.

           Substantially all of the Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. The Fund generally will have no tax liability with respect to such gains, and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

           Dividends declared in December of any year payable to shareholders of record on a specified date in such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

           Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

           A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term capital loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to avoid the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the original sales charges will be included in the tax basis of the new shares rather than the exchanged shares.

           Shareholders of the Fund will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

           The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

           The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER

           NAM serves as the investment adviser to the Fund. The adviser is a wholly owned subsidiary of National City Corporation. The adviser is a registered investment adviser providing investment advisory and related services.

           On May 31, 1997, NAM managed over $7.1 billion for a diverse group of 108 clients. NAM has its principal offices at 101 South Fifth Street, Louisville, Kentucky 40202.

           Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, the adviser has agreed to manage the Fund, make decisions with respect to and place orders for all purchases and sales of the Fund's securities, and maintain the Fund's records relating to such purchases and sales.

           For the services provided and expenses assumed pursuant to the Advisory Agreement relating to the Fund, the adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average net assets of the Fund. Shareholders should note that these fees are higher than those payable by other investment companies. The adviser may from time to time waive all or a portion of its advisory fees to increase the net income of the Fund available for distribution as dividends.

ADMINISTRATOR

           PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Fund. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

           Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the
Fund: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate the Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Fund with respect to all aspects of its administration and operation. PFPC is entitled to receive with respect to the Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Fund.

                     DESCRIPTION OF THE TRUST AND ITS SHARES

           The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 40 separate classes or series of shares of beneficial interest ("shares"). Two of these classes or series, which represent interests in the Fund (Class W and Class W - Special Series 1) are described in this Prospectus. Class W shares constitute the Institutional class or series of shares; and Class W - Special Series 1 shares constitute the Retail class or series of shares. The other Funds of the Trust are:

           Money Market Fund
            (Class A and Class A - Special Series 1)

           Government Fund
            (Class B and Class B - Special Series 1)

           Treasury Fund
            (Class C and Class C - Special Series 1)

           Tax Exempt Fund
            (Class D and Class D - Special Series 1)

           Equity Growth Fund
            (Class H and Class H - Special Series 1)

           Fixed Income Fund
            (Class I and Class I - Special Series 1)

           Ohio Tax Exempt Fund
            (Class K and Class K - Special Series 1)

           National Tax Exempt Fund
            (Class L and Class L - Special Series 1)

           Equity Income Fund
            (Class M and Class M - Special Series 1)

           Mid Cap Regional Fund
            (Class N and Class N - Special Series 1)

            Enhanced Income Fund
             (Class O and Class O - Special Series 1)

           Total Return Advantage Fund
            (Class P and Class P - Special Series 1)

           Pennsylvania Tax Exempt Fund
            (Class Q and Class Q - Special Series 1)

           Intermediate Government Fund
            (Class R and Class R - Special Series 1)

           GNMA Fund
            (Class S and Class S - Special Series 1)

            Pennsylvania Municipal Fund
             (Class T and Class T - Special Series 1)

           International Equity Fund
            (Class U and Class U - Special Series 1)

           Equity Index Fund
            (Class V and Class V - Special Series 1)

           Small Cap Growth Fund
            (Class X and Class X - Special Series 1)

           Real Return Advantage Fund
            (Class Y and Class Y - Special Series 1)

           Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

           Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Services Plan, only the holders of Retail shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning the Services Plan. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

           As stated previously in the text of this document, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the Trust. The Declaration of Trust of the Trust provides for indemnification out of the Trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

           The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

           National City Bank serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

           Except as noted below, the Trust's adviser bears all expenses in connection with the performance of its services. The Fund bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the Distribution Plan; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities. Under the Services Plan, the Retail shares in the Fund also bear the expense of shareholder servicing fees.

                                  MISCELLANEOUS

           Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

           Pursuant to Rule 17f-2, as NAM is affiliated with National City Bank, which serves as custodian, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

           As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or the fund or (b) 67% or more of the shares of the Trust or the fund present at a meeting if more than 50% of the outstanding shares of the Trust or the fund are represented at the meeting in person or by proxy.

           The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

           Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND (3863).

                                  ARMADA FUNDS

BOARD OF TRUSTEES       Robert D. Neary
                                 Chairman
                                 Retired Co-Chairman, Ernst & Young
                                 Director, Cold Metal Products, Inc.
                                 Director, Zurn Industries, Inc.

                        Leigh Carter
                                 Retired President and Chief Operating Officer,
                                       B.F. Goodrich Company
                                 Director, Adams Express Company
                                 Director, Acromed Corporation
                                 Director, Petroleum & Resources Corp.
                                 Director, Morrison Products

                        John F. Durkott
                                 President and Chief Operating Officer,
                                       Kittle's Home Furnishings Center, Inc.

                        Richard W. Furst, Dean
                                 Professor of Finance and Dean, Carol Martin
                                       Gatton College of Business and Economics,
                                       University of Kentucky
                                 Director, The Seed Corporation
                                 Director, Foam Design, Inc.

                        Gerald L. Gherlein
                                 Executive Vice President and General Counsel,
                                       Eaton Corporation
                                 Trustee, Cleveland Initiative for Education
                                 Trustee, Meridia Health System
                                 Trustee, WVIZ Educational Television

                        J. William Pullen
                                 President and Chief Executive Officer,
                                       Whayne Supply Company
                                 President and Chief Executive Officer,
                                 American Contractors Rentals & Sales

                        Richard B. Tullis
                                 Chairman Emeritus, Harris Corporation
                                 Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

                                  ARMADA FUNDS

                                   PROSPECTUS

                                 August 1, 1997

                              Small Cap Growth Fund

ARMADA FUNDS

INVESTMENT ADVISER
AN AFFILIATE OF NATIONAL
CITY CORPORATION
         National City Bank
         1900 East Ninth Street
         Cleveland, Ohio 44114

         TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
EXPENSE TABLE..........................................................................................  3

INTRODUCTION...........................................................................................  5

INVESTMENT OBJECTIVES AND POLICIES.....................................................................  5

INVESTMENT LIMITATIONS................................................................................  12

PERFORMANCE INFORMATION...............................................................................  14

PRICING OF SHARES...................................................................................... 15

HOW TO PURCHASE AND REDEEM SHARES...................................................................... 16

DISTRIBUTION AGREEMENT................................................................................. 25

SHAREHOLDER SERVICES PLAN.............................................................................. 25

DIVIDENDS AND DISTRIBUTIONS............................................................................ 25

TAXES.................................................................................................. 26

MANAGEMENT OF THE TRUST................................................................................ 28

DESCRIPTION OF THE TRUST AND ITS SHARES................................................................ 29

CUSTODIAN AND TRANSFER AGENT........................................................................... 32

EXPENSES............................................................................................... 32

MISCELLANEOUS.......................................................................................... 32

-----------------------------------------------------------


|-  SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR        |
|OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHER-       |
|WISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT         |
|COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.             |
|                                                          |
|-  SHARES OF ARMADA FUNDS ARE NOT INSURED OR              |
|GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY           |
|GOVERNMENTAL AGENCY OR STATE.                             |
|                                                          |
|-  AN INVESTMENT IN ARMADA FUNDS INVOLVES INVEST-         |
|MENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL      |
|AMOUNT INVESTED.                                          |
|                                                          |
|National City Bank and National Asset Management Corpora- | |tion serve as investment advisers to Armada Funds for | |which they receive an investment advisory fee. Past | |performance is not indicative of future performance, | |and the investment return will fluctuate, so that you may |
|have a gain or loss when you sell your shares.            |
------------------------------------------------------------

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  ARMADA FUNDS

Oaks, Pennsylvania 19456 If you purchased your shares through
                         NatCity Investments, Inc., please call
                         your Investment Consultant for
                         information.

                         For current performance, fund
                         information, account redemption
                         information, and to purchase shares,
                         please call 1-800-622-FUND (3863).

         This Prospectus describes the Small Cap Growth Fund (the "Fund") of Armada Funds (the "Trust"):

         SMALL CAP GROWTH FUND'S investment objective is to seek long term capital appreciation. The Fund will normally invest at least 80% of its total assets in securities of companies with stock market capitalizations of under $1.5 billion at the time of purchase.

         The net asset value per share of the Fund will fluctuate as the value of its investment portfolio changes in response to changing market prices and other factors.

         National City Bank ("National City") serves as investment adviser to the Fund (the "adviser"). Wellington Management Company, LLP serves as the investment sub-adviser to the Fund (the "sub-adviser").

           SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. The Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 August 1, 1997

                                  EXPENSE TABLE

                                               SMALL CAP                     SMALL CAP
                                               GROWTH                        GROWTH
                                               RETAIL                        INSTITUTIONAL
                                               SHARES(1),(2)                 SHARES(2)
                                               -------------                 -------------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Charge
     Imposed on Purchases                        3.75%                         None
   Sales Charge Imposed
     on Reinvested Dividends                     None                          None
   Deferred Sales Charge                         None                          None
   Redemption Fee                                None                          None
   Exchange Fee                                  None                          None
 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
   Management Fees                               0.75%                         0.75%
   12b-1 Fees(4) (after fee
    waivers)                                     0.06%(2)                      0.06%(2)
   Other Expenses(3) (after fee
     waivers)                                    0.42%(4)                      0.17%(4)
     TOTAL FUND OPERATING
       EXPENSES(3) (after fee
       waivers)                                  1.23%(4)                      0.98%(4)

---------------------------

1 The Trust has implemented a Shareholder Services Plan (the "Services Plan") with respect to Retail shares in the Fund. Pursuant to the Services Plan, the Trust may enter into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of Retail shares.

2 As of the date of this Prospectus, the Fund had not commenced investment operations, and therefore, the other expenses for this Fund are estimates only.

3 Without fee waivers by the Administrator, Other Expenses and Total Fund Operating Expenses would be 0.52% and 1.33%, respectively, for the Retail Shares and 0.27% and 1.08%, respectively, for the Institutional Shares of the Fund. Additionally, if the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be 1.37% and 1.12% for the Retail and Institutional Shares, respectively.

4 The Fund has in effect a 12b-1 Plan pursuant to which it may bear fees in an amount of up to .10% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's Service and Distribution Plan ("Distribution Plan") and Services Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

----------------------

EXAMPLE

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); (2) the redemption of your investment at the end of the following time periods (the Fund does not charge a redemption fee); and (3) the imposition of the maximum sales charge at the beginning of the period:

                                                  1 YEAR           3 YEARS
                                                  ------           -------
Retail Shares..............................         $50              $75
Institutional Shares.......................         $10              $31

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

                  The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Management of the Trust" and "Distribution Agreement" in this Prospectus. Any fees that are charged by affiliates of the adviser or other institutions directly to their customer accounts for services related to an investment in Retail shares of the Fund are in addition to and not reflected in the fees and expenses described above.

                                  INTRODUCTION

                  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of a pool of assets with investment objectives and policies as described below under "Investment Objectives and Policies." The Fund is classified as a diversified investment fund under the 1940 Act.

                  Shares of the Fund have been classified into two separate classes -- Retail shares and Institutional shares. Retail shares and Institutional shares represent equal pro rata interests in the Fund except that, as described more fully below under "Shareholder Services Plan," the Trust has implemented the Services Plan with respect to Retail shares of the Fund. Under the Services Plan, only the beneficial owners of Retail shares bear the expenses of shareholder administrative services which are provided by financial institutions for their benefit (not to exceed .25% annually). See "Shareholder Services Plan," "Dividends and Distributions" and "Description of the Trust and Its Shares" for a description of the impact that the Services Plan may have on holders of Retail shares.

                       INVESTMENT OBJECTIVES AND POLICIES

                  The investment objective of the Fund is to provide long term capital appreciation. The Fund will normally invest at least 80% of its total assets in equity securities of companies with stock market capitalizations of under $1.5 billion at the time of purchase. The Fund's investment objective and investment policies may be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its objective.

                  The Fund generally invests in equity securities of small public companies. As discussed below, while such stocks may at times yield greater returns on investment than stocks of larger, more established companies, their positions in the market may be more tenuous, subjecting them to increased price volatility, which can result in a fund share price with wider or more frequent fluctuations than those of other equity portfolios. The Fund may also hold other instruments with equity characteristics, such as preferred stocks, convertible securities, rights, and warrants. In selecting stocks, the subadviser will consider the relationship between price and book value, and other factors such as trading volume and bid-ask spreads in an effort to allow the Fund to achieve diversification.

                  In addition to investing in equity securities, the Fund is authorized to invest in cash equivalents to provide cash reserves. With respect to the remaining portion of its total assets, the Fund may hold temporary cash balances which may be invested in U.S. government obligations and money market instruments. The Fund may also engage in options and futures transactions, and may enter into repurchase agreements, reverse repurchase agreements, and lend its portfolio securities. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

SPECIAL RISK FACTORS -- SMALL CAPITALIZATION STOCKS

                  As mentioned above, securities held by the Fund will generally be issued by public companies with small capitalizations relative to those which predominate the major market indices, such as the Standard & Poor's 500 Index or the Dow Jones Industrial Average. The market capitalization of the issuers of securities purchased by the Fund will normally be less than $1.5 billion at the time of purchase. The sub-adviser will seek companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, and fundamental value.

                  The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

                  Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalized companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the sub-adviser will attempt to reduce this volatility.

OTHER INVESTMENT POLICIES

                  Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

         Foreign Securities and American Depository Receipts ("ADRs")

                  The Fund may invest in securities issued by foreign issuers either directly or indirectly through investments in ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Fund may be subject to greater fluctuation in price than securities of domestic companies. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

         Options

                  The Fund may write covered call options, buy put options, buy call options and sell or "write" secured put options on a national securities exchange and issued by the Options Clearing Corporation for hedging purposes. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. government securities in an amount not exceeding 5% of a Fund's net assets, as described further in the Statement of Additional Information. Such options may relate to particular securities or financial instruments, or to various stock indices or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option.

                  A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a securities index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

                  The Fund may purchase and sell put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. The Fund may also purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a closing sale transaction (a sale by the Fund, prior to the exercise of an option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

                  In addition, the Fund may write covered call and secured put options. A covered call option means that the Fund owns or has the right to acquire the underlying security subject to call at all times during the option period. A secured put option means that the Fund maintains in a segregated account with its custodian cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and may be effected on a principal basis with primary reporting dealers in the U.S.

                  The aggregate value of the securities subject to options written by the Fund will not exceed 25% of the value of its net assets. In order to close out an option position prior to maturity, the Fund may enter into a "closing purchase transaction" by purchasing a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option which it previously wrote.

                  Options trading is a highly specialized activity and carries greater than ordinary investment risk. Purchasing options may result in the complete loss of the amounts paid as premiums to the writer of the option. In writing a covered call option, the Fund gives up the opportunity to profit from an increase in the market price of the underlying security above the exercise price (except to the extent the premium represents such a profit). Moreover, it will not be able to sell the underlying security until the covered call option expires or is exercised or the Fund closes out the option. In writing a secured put option, the Fund assumes the risk that the market value of the security will decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund.

                  During temporary defensive periods the Fund may invest in various short term obligations described below.

         Futures Contracts and Options

                  Futures contracts obligate the Fund, at maturity, to take or make delivery of certain securities or financial instruments or the cash value of a securities index. The Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio of securities as a whole or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. Conversely, the Fund may purchase a futures contract in anticipation of purchases of securities. In addition, the Fund may utilize futures contracts in anticipation of changes in the composition of its holdings.

                  The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Fund intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting it from registration as a "commodity pool operator." The Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, the Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that has reached or exceeded its strike price at the time of purchase, the amount in excess of the strike price may be excluded in calculating the percentage limitation. In connection with the Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  The primary risks associated with the use of futures contracts and options are:

                  (i) an imperfect correlation between the change in market value of the securities or currencies held by the Fund and the price of the futures contracts and options;

                  (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  (iii) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  (iv) the sub-adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

                  For further information, see "Investment Objectives and Policies - Futures Contracts and Options" and Appendix B in the Statement of Additional Information.

         Illiquid Securities

                  The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). If the Fund exceeds the limitation on the holding of illiquid securities, it will sell illiquid securities as necessary to maintain the required liquidity when the sub-adviser believes that it is in the best interests of the Fund to do so.

                  The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's subadviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Short Term Obligations

                  During temporary defensive periods the Fund may invest up to 100% of its assets in short term obligations (with maturities of 18 months or less) such as repurchase agreements, reverse repurchase agreements, domestic commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of U.S. banks, foreign branches of U.S. banks and foreign banks. In the case of repurchase agreements, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by the Fund may decline below the price of the securities it is obligated to repurchase. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

         Lending Portfolio Securities

                  In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Fund's custodian and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund involved any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which its sub-adviser has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         Securities of Other Investment Companies

                  Subject to 1940 Act limitations, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

                  The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  The Fund may not:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

         (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments

         (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents

         (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry

          (d) personal credit and business credit businesses will be considered separate industries.

                  2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  For purposes of investment limitation No. 1 the Fund treats, as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                             PERFORMANCE INFORMATION

                  From time to time, the Trust may provide in advertisements or in reports to shareholders the Fund's total return data for its Institutional shares and Retail shares.

                  The Fund calculates its total return for each class of shares on an "average annual total return" basis for various periods from the date of commencement of investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Fund may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

                  Investors may compare the performance of each class of shares of the Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, such as the S&P 500, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

                  The past performance of each class of shares of the Fund is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with the Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in the Fund.

                  Further information about the performance of the Fund is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND (3863).

                                PRICING OF SHARES

                  For purposes of pricing purchases and redemption orders, the net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m. Eastern
Time). Net asset value per share is determined on each business day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Business Day"). Net asset value per share of a particular class in the Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class.

                  The Fund's investments in securities for which market quotations are readily available are valued at their market values determined on the basis of closing sales prices, if the principal market is an exchange, or the mean between their current available bid and asked prices, for unlisted securities, or for securities traded on a national securities market. Securities and other assets for which quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of the Fund will fluctuate as the value of its investment fund changes.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

                  Shares in the Fund are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at Oaks, Pennsylvania 19456.

                  From time to time, the Distributor, at its expense, may offer promotional incentives to dealers. As of the date of this Prospectus, the Distributor intends to offer certain promotional incentives, including trips and monetary awards, to NatCity Investments, Inc. and other affiliates of National City.

PURCHASE OF RETAIL SHARES

                  Retail shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts.

                  Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Fund for such services of up to .25% (on an annualized basis) of the average daily net asset value of such shares. See "Shareholder Services Plan." To purchase shares, Investors should call 1-800-622-FUND (3863) or visit their local NatCity Investments, Inc. office:

                  Akron                     1-800-229-0295
                  Cleveland                 1-800-624-6450
                  Columbus                  1-800-345-0278
                  Dayton                    1-800-755-8723
                  Indianapolis              1-800-826-2868
                  Louisville                1-800-727-5656
                  Pittsburgh                1-800-282-1078
                  Toledo                    1-800-331-8275
                  Youngstown                1-800-742-4098


                  Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

                  The minimum investment for the initial purchase of Retail shares in each Fund is $2,500, except for purchases for an IRA or other retirement plan in which event the minimum initial investment is $500. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. Investments made in Retail shares through a monthly savings program described below are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information." Purchases for an IRA through the monthly savings program will be considered as contributions for the year in which the purchases are made.

                  Under a monthly savings program, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner twice each month, with a minimum amount of $50 per month. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an Investor's financial institution and invested in additional Retail shares at the Public Offering Price next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Fund, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

                  All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

                  The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

                  The Public Offering Price for Retail shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, which is assessed as follows:

                                  As a %                As a %              Dealers'
                                  of offering           of net              Reallowance
                                  price per             asset value         as a % of
Amount Of Transaction             Share                 Per Share           Offering Price
--------------------------        ------------          -----------         --------------
Less than $100,000                3.75                  3.90                3.75

$100,000 but less
  than $250,000                   2.75                  2.83                2.75

$250,000 but less
 than $500,000                    2.00                  2.04                2.00

$500,000 but less
  than $1,000,000                 1.25                  1.27                1.25

$1,000,000 or more                0.00                  0.00                0.00

                  Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

                  No sales charge will be assessed on purchases of Retail shares made by:

                  (a) trustees and officers of the Trust

                  (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

                  (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above

                  (d) qualified retirement plans purchasing shares through NatCity Investments, Inc.

                  (e) individuals investing in the Fund by way of a direct transfer or a rollover from a qualified plan distribution and subsequent transactions into the same account where affiliates of National City Corporation are serving as a trustee or agent

                  (f) investors purchasing Fund shares through a payroll deduction plan

                  (g) individuals investing in the Fund by way of an asset allocation program sponsored by financial institutions, although certain account level fees may apply

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

                  The applicable sales charge may be reduced on purchases of Retail shares of the Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

                  Right of Accumulation.

                  Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of

                  (a) current purchases

                  (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

                  (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

                  (d) Retail shares purchased by dividends or capital gains that are reinvested

                  If, for example, an Investor beneficially owns Retail shares of the Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of the Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.75% of the Public Offering Price.

                  Letter of Intent.

                  An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND
(3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased. Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

PURCHASE OF INSTITUTIONAL SHARES

                  Institutional shares are sold primarily to the Banks and National Asset Management Corporation ("NAM") customers ("Customers") that are large institutions. Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks or NAM may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in the Fund. There is no minimum investment.

                  It is the responsibility of the Banks and NAM to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks or NAM. Confirmations of share purchases and redemptions will be sent to the Banks and NAM. Beneficial ownership of Institutional shares will be recorded by the Banks or NAM and reflected in the account statements provided by them to their Customers.

                  The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

                  Purchase orders for shares of the Fund which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any Business Day are priced according to the net asset value per share determined on that day plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern

Time) on the third Business Day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES

                  Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND (3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

                  Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks or NAM. It is the responsibility of the Banks or NAM to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although the Banks or NAM may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks or NAM.

                  If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

                  A shareholder of record may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount of less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

                  A shareholder of record may redeem shares in any amount by calling 1-800-622-FUND (3863) provided the appropriate election was made on the shareholder's account application.

                  During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

                  The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any fund of the Trust held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND (3863).

OTHER REDEMPTION INFORMATION

                  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $1,000 due to redemptions where the shareholder does not increase the amount in the account to at least $1,000 upon 60 days' notice.

                  If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

                  Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption or such shorter time period as may be required by the Securities Exchange Act of 1934.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES

                  The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of the Fund or another investment portfolio of the Trust (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund offered by the Trust, or another investment fund offered by the Trust without the imposition of a sales charge (each a "no load Fund") at the net asset value per share on the date of exchange, provided that such other Retail shares may be legally sold in the state of the shareholder's residence. As a result, no additional sales charge will be incurred with respect to such an exchange.

                  Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge.

                  In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund.

                  Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution, or by calling 1-800-622-FUND (3863).

                  Any Retail shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES

                  Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

                  The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this prospectus. Because purchases of Retail Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling 1-800-622-FUND
(3863).

                             DISTRIBUTION AGREEMENT

                  Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor monthly for the direct and indirect expenses incurred by the Distributor for services provided and expenses assumed in providing such fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of the fund, inclusive of an annual base fee of $1,250,000 plus incentive fees related to asset growth. Such fees are payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

                            SHAREHOLDER SERVICES PLAN

                  The Trust has implemented the Services Plan with respect to Retail shares of the Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions pursuant to which the institutions render shareholder administrative services to their customers who are the beneficial owners of Retail shares of the Fund in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Trust on behalf of customers, providing information periodically to customers showing their position in Retail shares, and providing subtransfer agent services or the information necessary for subaccounting, with respect to Retail shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                           DIVIDENDS AND DISTRIBUTIONS

                  Dividends from the net investment income of the Fund are declared daily and paid quarterly. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Fund's net asset value per share by the per share amount thereof.

                  Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class or series at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to his Bank or financial institution. The election will become effective with respect to dividends and distributions paid after its receipt.

                  Under the Services Plan, the amount of the Fund's net investment income available for distribution to the holders of Retail shares is reduced by the amount of shareholder servicing fees payable to financial institutions under the Services Plan.

                                      TAXES

                  The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income (including any dividends, interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to its shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.

                  Substantially all of the Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. The Fund generally will have no tax liability with respect to such gains, and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

                  Dividends declared in December of any year payable to shareholders of record on a specified date in such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

                  Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

                  A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term capital loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to avoid the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the original sales charges will be included in the tax basis of the new shares rather than the exchanged shares.

                  Shareholders of the Fund will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

                  The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER

                  National City serves as the investment adviser to the Fund. The adviser is a wholly owned subsidiary of National City Corporation. The adviser provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation.

                  On December 31, 1996, the Trust Department of National City had approximately $9.9 billion in assets under management, and had approximately $18.6 billion in total trust assets. National City has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114.

                  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, the adviser has agreed to manage the Fund, make decisions with respect to and place orders for all purchases and sales of the Fund's securities, and maintain the Fund's records relating to such purchases and sales.

                  For the services provided and expenses assumed pursuant to the Advisory Agreement relating to the Fund, the adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average net assets of the Fund. Shareholders should note that these fees are higher than those payable by other investment companies. The adviser may from time to time waive all or a portion of its advisory fees to increase the net income of the Fund available for distribution as dividends.

SUB-INVESTMENT ADVISER

                  Wellington Management Company, LLP serves as the investment adviser to the Fund under a sub-advisory agreement (the Sub-Advisory Agreement") with the adviser.

                  Pursuant to the Sub-Advisory Agreement and subject to the supervision of the adviser and of the Trust's Board of Trustees and in accordance with the Fund's investment policies, the sub-adviser has agreed to assist the adviser in providing a continuous investment program for the Fund and in determining investments for the Fund. The sub-adviser will maintain the Trust's records relating to purchases and sales effected by it. For the services provided and expenses assumed pursuant to the Sub-Advisory Agreement, the sub-adviser is entitled to an advisory fee, payable by the adviser, calculated daily and payable monthly, at the maximum annual rate of .75% of the average daily net assets of the Fund. The sub-adviser may occasionally waive all or a portion of its fee from the adviser.

ADMINISTRATOR

                  PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Fund. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

                  Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Fund: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate the Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Fund with respect to all aspects of its administration and operation. PFPC is entitled to receive with respect to the Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Fund.

                     DESCRIPTION OF THE TRUST AND ITS SHARES

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 40 separate classes or series of shares of beneficial interest ("shares"). Two of these classes or series, which represent interests in the Fund (Class X and Class X - Special Series 1) are described in this Prospectus. Class X shares constitute the Institutional class or series of shares; and Class X - Special Series 1 shares constitute the Retail class or series of shares. The other Funds of the Trust are:

         Money Market Fund
         (Class A and Class A - Special Series 1)

         Government Fund
         (Class B and Class B - Special Series 1)

         Treasury Fund
         (Class C and Class C - Special Series 1)

         Tax Exempt Fund
         (Class D and Class D - Special Series 1)

         Equity Growth Fund
         (Class H and Class H - Special Series 1)

         Fixed Income Fund
         (Class I and Class I - Special Series 1)

         Ohio Tax Exempt Fund
         (Class K and Class K - Special Series 1)

         National Tax Exempt Fund
         (Class L and Class L - Special Series 1)

         Equity Income Fund
         (Class M and Class M - Special Series 1)

         Mid Cap Regional Fund
         (Class N and Class N - Special Series 1)

         Enhanced Income Fund
         (Class O and Class O - Special Series 1)

         Total Return Advantage Fund
         (Class P and Class P - Special Series 1)

         Pennsylvania Tax Exempt Fund
         (Class Q and Class Q - Special Series 1)

         GNMA Fund
         (Class S and Class S - Special Series 1)

         Pennsylvania Municipal Fund
         (Class T and Class T - Special Series 1)

         International Equity Fund
         (Class U and Class U - Special Series 1)

         Real Income Protection Fund
         (Class Y and Class Y - Special Series 1)

         Core Equity Fund
         (Class W and Class W - Special Series 1)

         Equity Index Fund
         (Class V and Class V - Special Series 1)

                  Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

                  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Services Plan, only the holders of Retail shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning the Services Plan. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

                  As stated previously in the text of this document, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the Trust. The Declaration of Trust of the Trust provides for indemnification out of the Trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

                  The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

                  National City Bank serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

                  Except as noted below, the Trust's advisers and subadviser bear all expenses in connection with the performance of their services. The Fund bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the Distribution Plan; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities. Under the Services Plan, the Retail shares in the Fund also bear the expense of shareholder servicing fees.

                                  MISCELLANEOUS

                  Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

                  Pursuant to Rule 17f-2, as National City serves the Trust as both the custodian and investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

                  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of
(a) 50% or more of the outstanding shares of the Trust or the fund or (b) 67% or more of the shares of the Trust or the fund present at a meeting if more than 50% of the outstanding shares of the Trust or the fund are represented at the meeting in person or by proxy.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                  Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND (3863).

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                  ARMADA FUNDS

BOARD OF TRUSTEES   Robert D. Neary
                       Chairman
                       Retired Co-Chairman, Ernst & Young
                       Director, Cold Metal Products, Inc.
                       Director, Zurn Industries, Inc.

                    Leigh Carter
                       Retired President and Chief Operating Officer,
                         B.F. Goodrich Company
                       Director, Adams Express Company
                       Director, Acromed Corporation
                       Director, Petroleum & Resources Corp.
                       Director, Morrison Products

                    John F. Durkott
                       President and Chief Operating Officer,
                         Kittle's Home Furnishings Center, Inc.

                    Richard W. Furst, Dean
                       Professor of Finance and Dean, Carol Martin
                         Gatton College of Business and Economics,
                         University of Kentucky
                       Director, The Seed Corporation
                       Director, Foam Design, Inc.

                    Gerald L. Gherlein
                       Executive Vice President and General Counsel,
                         Eaton Corporation
                       Trustee, Cleveland Initiative for Education
                       Trustee, Meridia Health System
                       Trustee, WVIZ Educational Television

                    J. William Pullen
                       President and Chief Executive Officer,
                         Whayne Supply Company
                       President and Chief Executive Officer,
                         American Contractors Rentals & Sales

                    Richard B. Tullis
                       Chairman Emeritus, Harris Corporation
                       Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

                                  ARMADA FUNDS

                                   PROSPECTUS

                                 August 1, 1997

                            International Equity Fund

ARMADA FUNDS

INVESTMENT ADVISER
AN AFFILIATE OF NATIONAL
CITY CORPORATION

         National City Bank
         1900 East Ninth Street
         Cleveland, Ohio 44114

         TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
EXPENSE TABLE..........................................................................................  3

INTRODUCTION...........................................................................................  5

INVESTMENT OBJECTIVES AND POLICIES.....................................................................  5

INVESTMENT LIMITATIONS................................................................................  13

PERFORMANCE INFORMATION...............................................................................  15

PRICING OF SHARES.....................................................................................  16

HOW TO PURCHASE AND REDEEM SHARES.....................................................................  17

DISTRIBUTION AGREEMENT................................................................................. 26

SHAREHOLDER SERVICES PLAN.............................................................................. 26

DIVIDENDS AND DISTRIBUTIONS............................................................................ 27

TAXES.................................................................................................. 27

MANAGEMENT OF THE TRUST................................................................................ 29

DESCRIPTION OF THE TRUST AND ITS SHARES................................................................ 30

CUSTODIAN AND TRANSFER AGENT........................................................................... 33

EXPENSES............................................................................................... 33

MISCELLANEOUS.......................................................................................... 33

------------------------------------------------------------
|-  SHARES OF ARMADA FUNDS ARE NOT BANK DEPOSITS OR        |
|OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHER-       |
|WISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT         |
|COMPANY OR ANY OF ITS AFFILIATES OR ANY BANK.             |
|                                                          |
|-  SHARES OF ARMADA FUNDS ARE NOT INSURED OR              |
|GUARANTEED BY THE U.S. GOVERNMENT, FDIC, OR ANY           |
|GOVERNMENTAL AGENCY OR STATE.                             |
|                                                          |
|-  AN INVESTMENT IN ARMADA FUNDS INVOLVES INVEST-         |
|MENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL      |
|AMOUNT INVESTED.                                          |
|                                                          |
|National City Bank and National Asset Management          |
|Corporation serve as investment advisers to Armada Funds  |
|for which they receive an investment advisory fee.  Past  |
|performance is not indicative of future performance, and  |
|the investment return will fluctuate, so that you may     |
|have a gain or loss when you sell your shares.            |
------------------------------------------------------------
         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                                   ARMADA FUNDS

Oaks, Pennsylvania 19456   If you purchased your shares
                           through NatCity Investments,
                           Inc., please call your
                           Investment Consultant for
                           information.

                           For current performance,
                           fund information, account
                           redemption information,
                           and to purchase shares,
                           please call 1-800-622-FUND (3863).

         This Prospectus describes the International Equity Fund (the "Fund") of Armada Funds (the "Trust"):

         INTERNATIONAL EQUITY FUND'S investment objective is to seek capital growth consistent with reasonable investment risk. The Fund will normally invest at least 80% of its total assets in equity securities of foreign issuers.

         The net asset value per share of the Fund will fluctuate as the value of its investment portfolio changes in response to changing market prices and other factors.

         National City Bank ("National City"), serves as investment adviser to the Fund (the "adviser").

          SEI Investments Distribution Co. (the "Distributor") serves as the Trust's sponsor and distributor. The Fund pays a fee to the Distributor for distributing its shares. See "Distribution Agreement."

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should carefully read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") and is available upon request without charge by contacting the Trust at its telephone number or address shown above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

          SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY BANK, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT,

FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 August 1, 1997

                                  EXPENSE TABLE

                                                       INTERNATIONAL             INTERNATIONAL
                                                         EQUITY                      EQUITY
                                                         RETAIL                   INSTITUTIONAL
                                                        SHARES(1),(2)                SHARES(2)
                                                        -------------             -------------
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Charge
     Imposed on Purchases....................              3.75%                      None
 Sales Charge Imposed
     on Reinvested Dividends.................              None                       None
   Deferred Sales Charge.....................              None                       None
   Redemption Fee............................              None                       None
   Exchange Fee..............................              None                       None
 ANNUAL FUND OPERATING EXPENSES
   (as a percentage of average net
     assets)
   Management Fees...........................              0.75%                      0.75%
   12b-1 Fees(4) (after fee waivers)...........            0.06%                      0.06%
   Other Expenses(3) (after fee
   waivers)..................................              0.59%                      0.34%
     TOTAL FUND OPERATING
       EXPENSES(3) (after fee waivers).........            1.40%                      1.15%
                                                           ====                       ====

---------------------------

1 The Trust has implemented a Shareholder Services Plan (the "Services Plan") with respect to Retail shares in the Fund. Pursuant to the Services Plan, the Trust may enter into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of Retail shares.

2 As of the date of this Prospectus, the Fund had not commenced investment operations, and therefore, the other expenses for this Fund are estimates only.

3 Without fee waivers during the current fiscal year by the Administrator, Other Expenses and Total Fund Operating Expenses would be 0.69% and 1.50%, respectively, for the Retail shares and 0.44% and 1.25%, respectively, for the Institutional shares of the Fund. Additionally, if the maximum distribution fee permitted under the 12b-1 Plan were imposed, Total Fund Operating Expenses would be 1.54% and 1.29% for the Retail and Institutional Shares, respectively.

4 The Fund has in effect a 12b-1 Plan pursuant to which it may bear fees in an amount of up to .10% of average daily net assets. As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Trust's Service and Distribution Plan ("Distribution Plan") and Services Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing 12b-1 and related fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

----------------------

EXAMPLE

For example, you would pay the following expenses on a hypothetical $1,000 investment, assuming: (1) a 5% annual return (a hypothetical return required by SEC regulations); (2) the redemption of your investment at the end of the following time periods; and, (3) the imposition of the maximum sales charge fee at the beginning of the period:

                                                        1 YEAR            3 YEARS
                                                        ------            -------
Retail Shares.........................................   $51                $80
Institutional Shares..................................   $12                $37

THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

                  The purpose of this Expense Table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For more complete descriptions of these costs and expenses, see "Management of the Trust" and "Distribution Agreement" in this Prospectus. Any fees that are charged by affiliates of the adviser or other institutions directly to their customer accounts for services related to an investment in Retail shares of the Fund are in addition to and not reflected in the fees and expenses described above.

                                  INTRODUCTION

                  The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of a pool of assets with investment objectives and policies as described below under "Investment Objectives and Policies." The Fund is classified as a diversified investment fund under the 1940 Act.

                  Shares of the Fund have been classified into two separate classes -- Retail shares and Institutional shares. Retail shares and Institutional shares represent equal pro rata interests in the Fund except that, as described more fully below under "Shareholder Services Plan," the Trust has implemented the Services Plan with respect to Retail shares of the Fund. Under the Services Plan, only the beneficial owners of Retail shares bear the expenses of shareholder administrative services which are provided by financial institutions for their benefit (not to exceed .25% annually). See "Shareholder Services Plan," "Dividends and Distributions" and "Description of the Trust and Its Shares" for a description of the impact that the Services Plan may have on holders of Retail shares.

                       INVESTMENT OBJECTIVES AND POLICIES

                  The investment objective of the Fund is to provide capital growth consistent with reasonable investment risk. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of foreign issuers. The Fund's assets will normally be invested in the securities of issuers located in at least three foreign countries. Foreign investments may also include debt obligations issued or guaranteed by foreign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality. The Fund's investment objective and investment policies may be changed without a vote of shareholders. There can be no assurance that the Fund will achieve its objective.

                  The Fund will invest primarily in equity securities, including common and preferred stocks, rights, warrants, securities convertible into common stocks and American Depository Receipts ("ADRs") of companies included in the Morgan Stanley Capital International Europe, Australia, Far East ("EAFE") Index, a broadly diversified international index consisting of more than 1,000 equity securities of companies located in Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Fund is not an "index" fund, and is neither sponsored by nor affiliated with Morgan Stanley Capital

International. The Fund does not anticipate making investments in markets where, in the judgment of the adviser, property rights are not defined and supported by adequate legal infrastructure. However, investors should read "Special Risk Factors -- Foreign Securities and Currencies" to understand the nature of this and other risks involved in foreign investments. More than 25% of the Fund's assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among countries may include relative valuation, growth prospects, and fiscal, monetary, and regulatory government policies.

SPECIAL RISK FACTORS -- FOREIGN SECURITIES AND CURRENCIES

                  The Fund may invest in securities issued by foreign issuers either directly or indirectly through investments in American, European or Global Depository Receipts (see "American, European and Global Depository Receipts" below). Such securities may or may not be listed on foreign or domestic stock exchanges.

                  Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Further, foreign stock markets are generally not as developed or efficient as those in the U.S., and in most foreign markets, volume and liquidity are less than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges, and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the U.S.

                  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets, or diplomatic developments that could affect investment within those countries. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

                  Since the Fund will invest substantially in securities denominated in or quoted in currencies other than the U.S. dollar, changes in currency exchange rates (as well as changes in market values) will affect the value in U.S. dollars of securities in the Fund. Foreign exchange rates are influenced by trade and investment flows, policy decisions of governments, and investor sentiment about these and other issues. Costs are incurred in connection with conversions between various currencies.

                  The expense ratio of the Fund can be expected to be higher than that of funds investing in domestic securities. The costs of investing abroad are generally higher for several reasons, including the cost of investment research, higher costs of custody for foreign securities, higher commissions paid for comparable transactions involving foreign securities, and costs arising from delays in settlements of transactions involving foreign securities.

                  Interest and dividends payable on the Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by tax credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the return to the Fund's shareholders.

OTHER INVESTMENT POLICIES

                  Investment methods described in this Prospectus are among those which the Fund has the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

         American, European and Global Depository Receipts

                  The Fund may invest in both sponsored and unsponsored ADRs, European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter markets. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities, but those that are traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and, therefore, will be subject to the Fund's limitation with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities may be denominated in a foreign currency.

                  The principal difference between sponsored and unsponsored ADR, EDR and GDR programs is that the latter are organized independently and without the cooperation of the issuer of the underlying securities. Consequently, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile.

         "Covered Call" Options

                  The Fund may write covered call options, which are options on securities owned by the Fund. A call option on a particular security gives the purchaser of the option the right to buy, and the Fund the obligation to sell, the security at a stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The Fund would receive a premium as consideration for writing the option. A consequence of writing covered call options is that the Fund would forego any capital appreciation above the exercise price on the underlying securities. In order to close out a call option it has written, the Fund would enter into a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which the Fund previously wrote on the security. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Under normal conditions, it is expected that the underlying value of portfolio securities subject to such options would not exceed 25% of the net asset value of the Fund.

         Foreign Currency and Stock Index Futures Contracts and
Options

                  The Fund may purchase and sell futures contracts that would obligate the Fund to take or make delivery of the cash value of a stated amount of a foreign currency or a securities index. The Fund may invest in futures contracts either to attempt to hedge against changes in the value of securities that it holds or intends to purchase, or in anticipation of changes in currency exchange rates.

                  The Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When the Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Fund may purchase call options on futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the Fund's securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

                  The Fund intends to comply with the regulations of the Commodity Futures Trading Commission ("CFTC") exempting it from registration as a "commodity pool operator." The Funds' commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations. In addition, the Funds may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that has reached or exceeded its strike price at the time of purchase, the amount in excess of the strike price may be excluded in calculating the percentage limitation. In connection with a Fund's position in a futures contract or option thereon, it will create a segregated account of liquid assets, such as cash, U.S. government securities or other liquid high grade debt obligations, or will otherwise cover its position in accordance with applicable requirements of the SEC.

                  The primary risks associated with the use of futures contracts and options are:

                  (i) an imperfect correlation between the change in market value of the securities or currencies held by the Funds and the price of the futures contracts and options;

                  (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired;

                  (iii) losses greater than the amount of the principal invested as initial margin due to unanticipated market movements which are potentially unlimited; and

                  (iv) the adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.

                  For further information, see "Investment Objectives and Policies - Futures Contracts and Options" and Appendix B in the Statement of Additional Information.

         Forward Currency Exchange Contracts

                  The Fund may enter into forward currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates or where such transactions are deemed economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The Fund may not enter into such contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Consequently, the Fund may choose to refrain from entering into such contracts. In connection with forward currency exchange contracts, the Fund will create a segregated account of liquid assets.

         Exchange Rate-Related Securities

                  The Fund may invest in debt securities for which the principal due at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S.

dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is also denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other similarly rated securities in recognition of the risks associated with these securities. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may, from time to time, combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

         Illiquid Securities

                  The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid. Illiquid securities include certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "1933 Act"). If the Fund exceeds the limitation on the holding of illiquid securities, it will sell illiquid securities as necessary to maintain the required liquidity when the adviser believes that it is in the best interests of the Fund to do so.

                  The Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Fund's adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

         Short Term Obligations

                  During temporary defensive periods the Fund may invest up to 100% of its assets in short term obligations (with maturities of 18 months or less) such as repurchase agreements, foreign commercial paper, bankers' acceptances, certificates of deposit and demand and time deposits of foreign branches of U.S. banks and foreign banks. In the case of repurchase agreements, default or bankruptcy of the seller may expose a Fund to possible loss because of adverse market action or delays connected with the disposition of the underlying obligations. Further, it is uncertain whether the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities. Reverse repurchase agreements involve the risk that the market value of the securities held by a Fund may decline below the price of the securities it is obligated to repurchase. For further information, see "Investment Objectives and Policies" in the Statement of Additional Information.

         Lending Portfolio Securities

                  In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or other institutional borrowers. The Fund must receive 100% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily by the Fund's adviser or advisers and the borrower will be required to provide additional collateral should the market value of the loaned securities increase. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if this is considered important with respect to the investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which one of its advisers has determined are creditworthy under guidelines established by the Trust's Board of Trustees.

         Securities of Other Investment Companies

                  Subject to 1940 Act limitations, the Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method.

                  The Fund may also purchase shares of investment companies investing primarily in foreign securities, including "country funds" which have portfolios consisting exclusively of securities of issuers located in one foreign country. Such "country funds" may be either open-end or closed-end investment companies, and may include a portfolio or portfolios of The CountryBaskets Index Fund, Inc. ("CountryBaskets"), a registered, open-end management investment company that, through its portfolios, seeks to provide investment results that substantially correspond to the price and yield performance of a broad-based index of publicly traded equity securities in a particular country, geographic region or industry sector.

                  The Fund may purchase World Equity Benchmark Shares(sm) issued by The Foreign Fund, Inc. ("WEBS") and similar securities of other issuers. WEBS are shares of an investment company that invests substantially all of its assets in securities included in the Morgan Stanley Capital International indices for specific countries. Because the expense associated with an investment in WEBS can be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, the adviser believes that investments in WEBS of countries that are included in the EAFE Index can provide a cost-effective means of diversifying the Fund's assets across a broader range of equity securities.

                  WEBS are listed on the American Stock Exchange (the "AMEX"), and were initially offered to the public in 1996. The market prices of WEBS are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of WEBS on the AMEX. To date, WEBS have traded at relatively modest discounts and premiums to their net asset values. However, WEBS have a limited operating history, and information is lacking regarding the actual performance and trading liquidity of WEBS for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of WEBS will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting WEBS or CountryBaskets should occur in the future, the liquidity and value of the Fund's shares could also be substantially and adversely affected, and the Fund's ability to provide investment results approximating the performance of securities in the EAFE could be impaired. If such disruptions were to occur, the Fund could be required to reconsider the use of WEBS, CountryBaskets or other "country funds" as part of its investment strategy.

                  As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by its shareholders. For further information, see "Investment Objective and Policies" in the Statement of Additional Information.

                             INVESTMENT LIMITATIONS

                  The Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed without the affirmative vote of the Fund's outstanding shares (as defined under "Miscellaneous"). (Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies.")

                  The Fund may not:

                  1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

                  (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments

                  (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents

                  (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry

                  (d) personal credit and business credit businesses will be considered separate industries

                  2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

                  3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

                  4. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or securities issued or guaranteed by any foreign government if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to

25% of the value of the Fund's total assets may be invested without regard to such limitations.

                  Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

                  For purposes of investment limitation No. 1, the Fund treats, as a matter of non-fundamental policy that may be changed without a vote of shareholders, all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

                             PERFORMANCE INFORMATION

                  From time to time, the Trust may provide in advertisements or in reports to shareholders the Fund's total return data for its Institutional shares and Retail shares.

                  The Fund calculates its total return for each class of shares on an "average annual total return" basis for various periods from the date of commencement of investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the class over the measuring period. Total returns for each class of shares may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by the Fund with respect to a class during the period are reinvested in shares of that class. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a class for any one year in the period might have been greater or less than the average for the entire period. The Fund may also advertise, from time to time, the total returns of one or more classes of shares on a year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

                  Investors may compare the performance of each class of shares of the Fund to the performance of other mutual funds with comparable investment objectives, to various mutual fund or market indices, such as the S&P 500, and to data or rankings prepared by independent services such as Lipper Analytical Services, Inc. or other financial or industry publications that monitor the performance of mutual funds. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business

Week, U.S.A. Today, CDA/Weisenberger, The American Banker, Morningstar, Incorporated and other publications of a local, regional or financial industry nature.

                  The past performance of each class of shares of the Fund is based on historical earnings and is not intended to indicate future performance. The investment return and principal value of an investment in a class will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Changes in the net asset value of a class should be considered in ascertaining the total return to shareholders for a given period. Yield and total return data should also be considered in light of the risks associated with the Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions (as described in "How to Purchase and Redeem Shares") are not included in the computation of performance data but will reduce a shareholder's net return on an investment in the Fund.

                  Further information about the performance of the Fund is available in the annual and semi-annual reports to shareholders. Shareholders may obtain these materials from the Trust free of charge by calling 1-800-622-FUND (3863).

                                PRICING OF SHARES

                  For purposes of pricing purchases and redemption orders, the net asset value per share of the Fund is calculated as of the close of trading on the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m. Eastern
Time). Net asset value per share is determined on each business day, except those holidays which the Exchange, or banks and trust companies which are affiliated with National City Corporation (the "Banks"), observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day) ("Business Day"). Net asset value per share of a particular class in the Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to such class, less the liabilities charged to that class, by the number of the outstanding shares of that class.

                  The Fund's investments in securities for which market quotations are readily available are valued at their market values determined on the basis of closing sales prices, if the principal market is an exchange, or the mean between their current available bid and asked prices, for unlisted securities, or for securities traded on a national securities market.

Securities and other assets for which quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. Absent unusual circumstances, short-term investments having maturities of 60 days or less are valued on the basis of amortized cost unless the Trust's Board of Trustees determines that this does not represent fair value. The net asset value per share of each class of shares of the Fund will fluctuate as the value of its investment fund changes.

                        HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

                  Shares in the Fund are sold on a continuous basis by the Trust's sponsor and distributor. The Distributor is a registered broker/dealer with principal offices located at Oaks, Pennsylvania 19456.

                  From time to time, the Distributor, at its expense, may offer promotional incentives to dealers. As of the date of this Prospectus, the Distributor intends to offer certain promotional incentives, including trips and monetary awards, to NatCity Investments, Inc. and other affiliates of National City.

PURCHASE OF RETAIL SHARES

                  Retail shares are sold to the public ("Investors") primarily through financial institutions such as banks, brokers and dealers. Investors may purchase Retail shares directly in accordance with the procedures set forth below or through procedures established by their financial institutions in connection with the requirements of their accounts.

                  Financial institutions may charge certain account fees depending on the type of account the Investor has established with the institution. (For information on such fees, the Investor should review his agreement with the institution or contact it directly.) In addition, certain financial institutions may enter into shareholder servicing agreements with the Trust whereby a financial institution would perform various administrative support services for its customers who are the beneficial owners of Retail shares and would receive fees from the Fund for such services of up to .25% (on an annualized basis) of the average daily net asset value of such shares. See "Shareholder Services Plan." To purchase shares, Investors should call 1-800-622-FUND (3863) or visit their local NatCity Investments, Inc. office:

                  Akron                   1-800-229-0295
                  Cleveland               1-800-624-6450
                  Columbus                1-800-345-0278
                  Dayton                  1-800-755-8723
                  Indianapolis            1-800-826-2868
                  Louisville              1-800-727-5656
                  Pittsburgh              1-800-282-1078
                  Toledo                  1-800-331-8275
                  Youngstown              1-800-742-4098

                  Shares may be purchased in conjunction with an individual retirement account ("IRA") and rollover IRAs where a designated custodian acts as custodian. Investors should contact NatCity Investments, Inc., the Distributor or their financial institutions for information as to applications and annual fees. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

                  The minimum investment for the initial purchase of Retail shares in each Fund is $2,500, except for purchases for an IRA or other retirement plan in which event the minimum initial investment is $500. All subsequent investments for Retail shares and IRAs are subject to a minimum investment of $250. Investments made in Retail shares through a monthly savings program described below are not subject to the minimum initial and subsequent investment requirements or any minimum account balance requirements described in "Other Redemption Information." Purchases for an IRA through the monthly savings program will be considered as contributions for the year in which the purchases are made.

                  Under a monthly savings program, Investors may add to their investment in the Retail shares of a Fund, in a consistent manner twice each month, with a minimum amount of $50 per month. Monies may be automatically withdrawn from a shareholder's checking or savings account available through an Investor's financial institution and invested in additional Retail shares at the Public Offering Price next determined after an order is received by the Trust. An Investor may apply for participation in a monthly program by completing an application obtained through a financial institution, such as banks, brokers, or dealers selling Retail shares of the Fund, or by calling 1-800-622-FUND (3863). The program may be modified or terminated by an Investor on 30 days written notice or by the Trust at any time.

                  All shareholders of record will receive confirmations of share purchases and redemptions. Financial institutions will be responsible for transmitting purchase and redemption orders to the Trust's transfer agent, State Street Bank and Trust Company (the "Transfer Agent"), on a timely basis.

                  The Trust reserves the right to reject any purchase order.

SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

                  The Public Offering Price for Retail shares of the Fund is the sum of the net asset value of the shares being purchased plus any applicable sales charge per account, which is assessed as follows:

                                  As a %             As a %               Dealers'
                                  of offering        of net               Reallowance
                                  price per          asset value          as a % of
Amount of Transaction             share              per share            offering price
---------------------             ------------       ------------         --------------
Less than $100,000                3.75               3.90                 3.75

$100,000 but less
  than $250,000                   2.75               2.83                 2.75

$250,000 but less
 than $500,000                    2.00               2.04                 2.00

$500,000 but less
  than $1,000,000                 1.25               1.27                 1.25

$1,000,000 or more                0.00               0.00                 0.00


                  Under the 1933 Act, the term "underwriter" includes persons who offer or sell for an issuer in connection with the distribution of a security or have a direct or indirect participation in such undertaking, but excludes persons whose interest is limited to a commission from an underwriter or dealer not in excess of the usual and customary distributors' or sellers' commission. The Staff of the SEC has expressed the view that persons who receive 90% or more of a sales load may be deemed to be underwriters within the meaning of this definition. The Dealers' Reallowance may be changed from time to time.

                  No sales charge will be assessed on purchases of Retail shares made by:

                  (a) trustees and officers of the Trust

                  (b) directors, employees and participants in employee benefit/retirement plans (annuitants) of National City Corporation or any of its affiliates

                  (c) the spouses, children, grandchildren, and parents of individuals referred to in clauses (a) and (b) above

                  (d) qualified retirement plans purchasing shares through NatCity Investments, Inc.

                  (e) individuals investing in the Fund by way of a direct transfer or a rollover from a qualified plan distribution and subsequent transactions into the same account where affiliates of National City Corporation are serving as a trustee or agent

                  (f) investors purchasing Fund shares through a payroll deduction plan

                  (g) individuals investing in the Fund by way of an asset allocation program sponsored by financial institutions, although certain account level fees may apply

REDUCED SALES CHARGES APPLICABLE TO PURCHASES OF RETAIL SHARES

                  The applicable sales charge may be reduced on purchases of Retail shares of the Fund made under the Right of Accumulation or Letter of Intent, as described below. To qualify for a reduced sales charge, Investors must so notify their financial institutions or the Trust directly by calling 1-800-622-FUND (3863) at the time of purchase. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an Investor's holdings.

                  Right of Accumulation.

                  Investors may use their aggregate investments in Retail shares in determining the applicable sales charge. An Investor's aggregate investment in Retail shares is the total value (based on the higher of current net asset value or any Public Offering Price originally paid) of

                  (a) current purchases

                  (b) Retail shares that are already beneficially owned by the Investor for which a sales charge has been paid

                  (c) Retail shares that are already beneficially owned by the Investor which were purchased prior to July 22, 1990

                  (d) Retail shares purchased by dividends or capital gains that are reinvested

                  If, for example, an Investor beneficially owns Retail shares of the Fund with an aggregate current value of $90,000 and subsequently purchases Retail shares of the Fund having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 2.75% of the Public Offering Price.

                  Letter of Intent.

                  An Investor may qualify for a reduced sales charge immediately upon signing a nonbinding Letter of Intent stating the Investor's intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent option is included on the account application which may be obtained from the Investor's financial institution or directly from the Trust by calling 1-800-622-FUND
(3863). If an Investor so elects, the 13-month period may begin up to 30 days prior to the Investor's signing the Letter of Intent. The initial investment under the Letter of Intent must be equal to at least 4.0% of the amount indicated in the Letter of Intent. During the term of a Letter of Intent, the Transfer Agent will hold Retail shares representing 4.0% of the amount indicated in the Letter of Intent in escrow for payment of a higher sales charge if the entire amount is not purchased. Upon completing the purchase of the entire amount indicated in the Letter of Intent, the escrowed shares will be released. If the entire amount is not purchased within the 13-month period or is redeemed within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.

PURCHASE OF INSTITUTIONAL SHARES

                  Institutional shares are sold primarily to the Banks and National Asset Management Corporation ("NAM") customers ("Customers") that are large institutions. Institutional shares are sold without a sales charge imposed by the Trust or the Distributor. However, depending on the terms governing the particular account, the Banks or NAM may impose account charges such as account maintenance fees, compensating balance requirements or other charges based upon account transactions, assets or income which will have the effect of reducing the shareholder's net return on his investment in the Fund. There is no minimum investment.

                  It is the responsibility of the Banks and NAM to transmit their Customers' purchase orders to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above. Institutional shares will normally be held of record by the Banks or NAM. Confirmations of share purchases and redemptions will be sent to the Banks and NAM. Beneficial ownership of Institutional shares will be recorded by the Banks or NAM and reflected in the account statements provided by them to their Customers.

                  The Trust reserves the right to reject any purchase order.

EFFECTIVE TIME OF PURCHASES

                  Purchase orders for shares of the Fund which are received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) on any Business Day are priced according to the net asset value per share determined on that day plus any applicable sales charge (the "Public Offering Price"). Immediately available funds must be received by the Trust's custodian prior to 2:00 p.m. (Eastern
Time) on the third Business Day following the receipt of such order, at which time the order will be executed. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Bank or financial institution placing the order. Purchase orders for which payment has not been received or accepted will be returned after prompt inquiry to the sending Bank or institution.

REDEMPTION OF RETAIL SHARES

                  Redemption orders must be placed in writing or by telephone to the same financial institution that placed the original purchase order. It is the responsibility of the financial institutions to transmit redemption orders to the Transfer Agent. Investors who purchased shares directly from the Trust may redeem shares in any amount by calling 1-800-622-FUND (3863). Redemption proceeds are paid by check or credited to the Investor's account with his financial institution.

REDEMPTION OF INSTITUTIONAL SHARES

                  Customers may redeem all or part of their Institutional shares in accordance with instructions and limitations pertaining to their accounts at the Banks or NAM. It is the responsibility of the Banks or NAM to transmit redemption orders to the Transfer Agent and credit their Customers' accounts with the redemption proceeds on a timely basis. Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. No charge for wiring redemption payments is imposed by the Trust, although the Banks or NAM may charge their Customers' accounts for services. Information relating to such services and charges, if any, is available from the Banks or NAM.

                  If a Customer has agreed with a particular Bank to maintain a minimum balance in his account at the Bank and the balance in such account falls below that minimum, the Customer may be obliged to redeem all or part of his Institutional shares to the extent necessary to maintain the required minimum balance. Customers who have instructed that automatic purchases and redemptions be made for their accounts receive monthly confirmations of share transactions.

WRITTEN REDEMPTION PROCEDURES

                  A shareholder of record may redeem shares in any amount by sending a written request to Armada Funds, P.O. Box 8421, Boston, Massachusetts 02266-8421. Redemption requests must be signed by each shareholder, including each joint owner on redemption requests for joint accounts, in the exact manner as the Fund account is registered, and must state the number of shares or the amount to be redeemed and identify the shareholder account number and tax identification number. For a redemption amount of $10,000 or more, each signature on the written request must be guaranteed by a commercial bank or trust company which is a member of the Federal Reserve System or FDIC, a member firm of a national securities exchange or a savings and loan association. A signature guaranteed by a savings bank or notarized by a notary public is not acceptable. For a redemption amount of less than $10,000, no signature guarantee is needed. The Trust may require additional supporting documents for redemptions made by corporations, fiduciaries, executors, administrators, trustees, guardians and institutional investors.

TELEPHONE REDEMPTION PROCEDURES

                  A shareholder of record may redeem shares in any amount by calling 1-800-622-FUND (3863) provided the appropriate election was made on the shareholder's account application.

                  During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, shareholders should mail their redemption requests to their financial institutions or Armada Funds at the address shown above. Neither the Trust nor its Transfer Agent will be responsible for the authenticity of instructions received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Trust and its Transfer Agent will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number and recent transactions in the account). To the extent that the Trust and its Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, they may be liable for such instructions that prove to be fraudulent and unauthorized. In all other cases, shareholders will bear the risk of loss for fraudulent telephone transactions. The Trust reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail shares by telephone may be modified or terminated at any time by the Trust or the Transfer Agent.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

                  The Trust has available a Systematic Withdrawal Plan (the "Plan") for a shareholder who owns shares of any fund of the Trust held on the Transfer Agent's system. The Plan allows the shareholder to have a fixed minimum sum of $250 distributed at regular intervals. The shareholder's account must have a minimum value of $5,000 to be eligible for the Plan. Additional information regarding this service may be obtained from an Investor's financial institution or the Transfer Agent at 1-800-622-FUND (3863).

OTHER REDEMPTION INFORMATION

                  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem, at net asset value, any account maintained by a shareholder that has a value of less than $1,000 due to redemptions where the shareholder does not increase the amount in the account to at least $1,000 upon 60 days' notice.

                  If any portion of the shares to be redeemed represents an investment made by personal check, the Trust reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

                  Payment to shareholders for shares redeemed will be made within seven days after receipt of the request for redemption or such shorter time period as may be required by the Securities Exchange Act of 1934.

EXCHANGE PRIVILEGE APPLICABLE TO RETAIL SHARES

                  The Trust offers an exchange program whereby Investors who have paid a sales charge to purchase Retail shares of the Fund or another investment portfolio of the Trust (each a "load Fund") may exchange those Retail shares for Retail shares of another load Fund offered by the Trust, or another investment fund offered by the Trust without the imposition of a sales charge (each a "no load Fund") at the net asset value per share on the date of exchange, provided that such other Retail shares may be legally sold in the state of the shareholder's residence. As a result, no additional sales charge will be incurred with respect to such an exchange.

                  Shareholders may also exchange Retail shares of a no load Fund for Retail shares of another no load Fund at the net asset value per share without payment of a sales charge.

                  In addition, shareholders of a no load Fund may exchange Retail shares for Retail shares of a load Fund subject to payment of the applicable sales charge. However, shareholders exchanging Retail shares of a no load Fund which were received in a previous exchange transaction involving Retail shares of a load Fund will not be required to pay an additional sales charge upon notification of the reinvestment of the equivalent amount into the Retail shares of a load Fund.

                  Shareholders contemplating an exchange should carefully review the Prospectus of the fund into which the exchange is being considered. An Armada Funds Prospectus may be obtained from NatCity Investments, Inc., an Investor's financial institution, or by calling 1-800-622-FUND (3863).

                  Any Retail shares exchanged must have a value at least equal to the minimum initial investment required by the particular investment fund into which the exchange is being made. Investors should make their exchange requests in writing or by telephone to the financial institutions through which they purchased their original Retail shares. It is the responsibility of financial institutions to transmit exchange requests to the Transfer Agent. Investors who purchased shares directly from the Trust should transmit exchange requests directly to the Transfer Agent. Exchange requests received by the Transfer Agent prior to 4:00 p.m. (Eastern Time) will be processed as of the close of business on the day of receipt; requests received by the Transfer Agent after 4:00 p.m. (Eastern Time) will be processed on the next Business Day. The Trust reserves the right to reject any exchange request. During periods of unusual economic or market changes, telephone exchanges may be difficult to implement. In such event, an Investor should mail the exchange request to his financial institution, and an Investor who directly purchased shares from the Trust should mail the exchange request to the Transfer Agent. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO RETAIL SHARES

                  Shares of a Fund may also be purchased through automatic monthly deductions from a shareholder's account from any Armada money market fund. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified funds over a specified period of time, and initially purchases shares of one Armada money market fund in an amount equal to the total amount of the investment. On a monthly basis, a specified dollar amount of shares of the Armada money market fund is exchanged for shares of the Funds specified.

                  The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. This effect also can be achieved through the systematic investment program described previously in this prospectus. Because purchases of Retail Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent in connection with the systematic exchange program. A shareholder may apply for participation in this program through his or her financial institution or by calling 1-800-622-FUND
(3863).

                             DISTRIBUTION AGREEMENT

                  Under the Trust's Distribution Agreement and related Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust compensates the Distributor monthly for the direct and indirect expenses incurred by the Distributor for services provided and expenses assumed in providing such fund advertising, marketing, prospectus printing and other distribution services up to a maximum of .10% per annum of the average net assets of the fund, inclusive of an annual base fee of $1,250,000 plus incentive fees related to asset growth. Such fees are payable monthly and accrued daily among the investment funds with respect to which the Distributor is distributing shares.

                            SHAREHOLDER SERVICES PLAN

                  The Trust has implemented the Services Plan with respect to Retail shares of the Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions pursuant to which the institutions render shareholder administrative services to their customers who are the beneficial owners of Retail shares of the Fund in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. Persons entitled to receive compensation for servicing Retail shares may receive different compensation with respect to those shares than with respect to Institutional shares in the same Fund. Shareholder administrative services may include aggregating and processing purchase and redemption orders, processing dividend payments from the Trust on behalf of customers, providing information periodically to customers showing their position in Retail shares, and providing subtransfer agent services or the information necessary for subaccounting, with respect to Retail shares beneficially owned by customers. Since financial institutions may charge their customers fees depending on the type of customer account the Investor has established, beneficial owners of Retail shares should read this Prospectus in light of the terms and fees governing their accounts with financial institutions.

                           DIVIDENDS AND DISTRIBUTIONS

                  Dividends from the net investment income of the Fund are declared and paid annually. Any net realized capital gains will be distributed at least annually. Dividends and distributions will reduce the Fund's net asset value per share by the per share amount thereof.

                  Shareholders may elect to have their dividends reinvested in additional full and fractional Fund shares of the same class or series at the net asset value of such shares on the payment date. Shareholders must make such election, or any revocation thereof, in writing to his Bank or financial institution. The election will become effective with respect to dividends and distributions paid after its receipt.

                  Under the Services Plan, the amount of the Fund's net investment income available for distribution to the holders of Retail shares is reduced by the amount of shareholder servicing fees payable to financial institutions under the Services Plan.

                                      TAXES

                  The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

                  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, the Fund's investment company taxable income will be its taxable income (including any dividends, interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to its shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.

                  Substantially all of the Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. The Fund generally will have no tax liability with respect to such gains, and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

                  Dividends declared in December of any year payable to shareholders of record on a specified date in such month will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

                  Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution paid shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

                  A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term capital loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to avoid the sales charges applicable to the new shares (by virtue of the Trust's exchange privilege), the original sales charges will be included in the tax basis of the new shares rather than the exchanged shares.

                  Shareholders of the Fund will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

                  The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. The trustees of the Trust, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Trust and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER

                  National City serves as the investment adviser to the Fund. The adviser is a wholly owned subsidiary of National City Corporation. The adviser provides trust and banking services to individuals, corporations, and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. The adviser is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation.

                  On December 31, 1996, the Trust Department of National City had approximately $9.9 billion in assets under management, and had approximately $18.6 billion in total trust assets. National City has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114.

                  Subject to the general supervision of the Trust's Board of Trustees and in accordance with the Fund's investment policies, the adviser has agreed to manage the Fund, make decisions with respect to and place orders for all purchases and sales of the Fund's securities, and maintain the Fund's records relating to such purchases and sales.

                  For the services provided and expenses assumed pursuant to the Advisory Agreement relating to the Fund, the adviser is entitled to receive an advisory fee, computed daily and payable monthly, at the annual rate of .35% of the average net assets of the Fund. Shareholders should note that these fees are higher than those payable by other investment companies. The adviser may from time to time waive all or a portion of its advisory fees to increase the net income of the Fund available for distribution as dividends.

ADMINISTRATOR

                  PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the administrator to the Fund. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp., a multi-bank holding company.

                  Under its Administration and Accounting Services Agreement with the Trust, PFPC has agreed to provide the following services with respect to the Fund: statistical data, data processing services and accounting and bookkeeping services; prepare tax returns and certain reports filed with the SEC; assist in the preparation of reports to shareholders and the preparation of the Trust's registration statement; maintain the required fidelity bond coverage; calculate the Fund's net asset value per share, net income, and realized capital gains (losses); and generally assist the Fund with respect to all aspects of its administration and operation. PFPC is entitled to receive with respect to the Fund an administrative fee, computed daily and paid monthly, at the annual rate of .10% of the first $200,000,000 of its net assets, .075% of the next $200,000,000 of its net assets, .045% of the next $200,000,000 of its net assets and .02% of its net assets over $600,000,000 and is entitled to be reimbursed for its out-of-pocket expenses incurred on behalf of the Fund.

                     DESCRIPTION OF THE TRUST AND ITS SHARES

                  The Trust was organized as a Massachusetts business trust on January 28, 1986. The Trust is a series fund authorized to issue 42 separate classes or series of shares of beneficial interest ("shares"). Two of these classes or series, which represent interests in the Fund (Class U and Class U - Special Series 1) are described in this Prospectus. Class U shares constitute the Institutional class or series of shares; and Class U - Special Series 1 shares constitute the Retail class or series of shares. The other Funds of the Trust are:

                  Money Market Fund
                  (Class A and Class A - Special Series 1)

Government Fund
(Class B and Class B - Special Series 1)

Treasury Fund
(Class C and Class C - Special Series 1)

Tax Exempt Fund
(Class D and Class D - Special Series 1)

Equity Growth Fund
(Class H and Class H - Special Series 1)

Fixed Income Fund
(Class I and Class I - Special Series 1)

Ohio Tax Exempt Fund
(Class K and Class K - Special Series 1)

National Tax Exempt Fund
(Class L and Class L - Special Series 1)

Equity Income Fund
(Class M and Class M - Special Series 1)

Mid Cap Regional Fund
(Class N and Class N - Special Series 1)

Enhanced Income Fund
(Class O and Class O - Special Series 1)

Total Return Advantage Fund
(Class P and Class P - Special Series 1)

Pennsylvania Tax-Exempt Fund
(Class Q and Class Q - Special Series 1)

Intermediate Government Fund
(Class R and Class R - Special Series 1)

GNMA Fund
(Class S and Class S - Special Series 1)

Pennsylvania Municipal Fund
(Class T and Class T - Special Series 1)

Equity Index Fund
(Class V and Class V - Special Series 1)

Core Equity Fund
(Class W and Class W - Special Series 1)

Small Cap Growth Fund

(Class X and Class X - Special Series 1)

Real Return Advantage Fund
(Class Y and Class Y - Special Series 1)

                  Each share has no par value, represents an equal proportionate interest in the investment fund with other shares of the same class or series outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Trust's Board of Trustees. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into any number of additional classes of shares and to classify or reclassify any class of shares into one or more series of shares.

                  Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held. Shareholders will vote in the aggregate and not by investment fund, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular investment fund. The Statement of Additional Information gives examples of situations in which the law requires voting by investment fund. In addition, shareholders of each of the investment funds will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines the matter to be voted on affects only the interests of the holders of a particular class or series of shares. Under the Services Plan, only the holders of Retail shares in an investment fund are, or would be entitled to vote on matters submitted to a vote of shareholders (if any) concerning the Services Plan. Voting rights are not cumulative, and accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the trustees irrespective of the vote of the other shareholders.

                  As stated previously in the text of this document, the Trust is organized as a trust under the laws of Massachusetts. Shareholders of such a trust may, under certain circumstances, be held personally liable (as if they were partners) for the obligations of the Trust. The Declaration of Trust of the Trust provides for indemnification out of the Trust property for any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason.

                  The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's Code of Regulations provides that special meetings of shareholders shall be called at the written request of shareholders entitled to cast at least 10% of the votes entitled to be cast at such meeting. Such meeting may be called by shareholders to consider the removal of one or more trustees. Shareholders will receive shareholder communication assistance with respect to such matter as required by the 1940 Act.

                          CUSTODIAN AND TRANSFER AGENT

                  National City serves as the custodian of the Trust's assets. State Street Bank and Trust Company serves as the Trust's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8421, Boston, Massachusetts 02266-8421. The fees payable by the Trust for these services are described in the Statement of Additional Information.

                                    EXPENSES

                  Except as noted below, the Trust's adviser bears all expenses in connection with the performance of its services. The Fund bears its own expenses incurred in its operations including: taxes; interest; fees (including fees paid to its trustees and officers); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; expenses related to the Distribution Plan; advisory fees; administration fees and expenses; charges of the custodian and Transfer Agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholders' reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of its portfolio securities. Under the Services Plan, the Retail shares in the Fund also bear the expense of shareholder servicing fees.

                                  MISCELLANEOUS

                  Shareholders will receive unaudited semi-annual reports and annual financial statements audited by independent auditors.

                  Pursuant to Rule 17f-2, as National City serves the Trust as both the custodian and an investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Trust's independent auditors.

                  As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Trust or the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) 50% or more of the outstanding shares of the Trust or the fund or (b) 67% or more of the shares of the Trust or the fund present at a meeting if more than 50% of the outstanding shares of the Trust or the fund are represented at the meeting in person or by proxy.

                  The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                  Inquiries regarding the Trust or any of its investment funds may be directed to 1-800-622-FUND (3863).

                                  ARMADA FUNDS

BOARD OF TRUSTEES     Robert D. Neary
                        Chairman
                        Retired Co-Chairman, Ernst & Young
                        Director, Cold Metal Products, Inc.
                        Director, Zurn Industries, Inc.

                      Leigh Carter
                        Retired President and Chief Operating Officer,
                          B.F. Goodrich Company
                        Director, Adams Express Company
                        Director, Acromed Corporation
                        Director, Petroleum & Resources Corp.
                        Director, Morrison Products

                      John F. Durkott
                        President and Chief Operating Officer,
                          Kittle's Home Furnishings Center, Inc.

                      Richard W. Furst, Dean
                        Professor of Finance and Dean, Carol Martin
                          Gatton College of Business and Economics,
                          University of Kentucky
                        Director, The Seed Corporation
                        Director, Foam Design, Inc.

                      Gerald L. Gherlein
                        Executive Vice President and General Counsel,
                          Eaton Corporation
                        Trustee, Cleveland Initiative for Education
                        Trustee, Meridia Health System
                        Trustee, WVIZ Educational Television

                      J. William Pullen
                        President and Chief Executive Officer,
                          Whayne Supply Company
                        President and Chief Executive Officer,
                          American Contractors Rentals & Sales

                      Richard B. Tullis
                        Chairman Emeritus, Harris Corporation
                        Director, NACCO Materials Handling Group, Inc. Director, Hamilton Beach/Proctor-Silex, Inc. Director, Waste-Quip, Inc.

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 1, 1997

                                CORE EQUITY FUND

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Fund of Armada Funds (the "Trust"), dated August 1, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND (3863), Oaks, Pennsylvania 19456.


                                                 TABLE OF CONTENTS
                                                                                                                PAGE
                                                                                                                ----
         STATEMENT OF ADDITIONAL INFORMATION....................................................................  1

         INVESTMENT OBJECTIVES AND POLICIES.....................................................................  1

         ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.........................................................  7

         DESCRIPTION OF SHARES..................................................................................  9

         ADDITIONAL INFORMATION CONCERNING TAXES................................................................ 10

         TRUSTEES AND OFFICERS.................................................................................. 13

         ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
         SERVICES AND TRANSFER AGENCY AGREEMENTS................................................................ 18

         SHAREHOLDER SERVICES PLAN.............................................................................. 22

         PORTFOLIO TRANSACTIONS................................................................................. 22

         AUDITORS............................................................................................... 24

         COUNSEL................................................................................................ 24

         PERFORMANCE INFORMATION................................................................................ 24

         MISCELLANEOUS.......................................................................................... 26

         APPENDIX A.............................................................................................A-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Core Equity Fund. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT
-----------------------------------------

                  Further information on the adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Performance Information" below.

                  Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Fund.

FOREIGN SECURITIES AND AMERICAN DEPOSITORY RECEIPTS ("ADRS")
------------------------------------------------------------

                  Unanticipated political or social developments may affect the value of the Fund's investments in emerging market countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

                  Investors should be aware that investment in foreign markets can result in higher costs to the Fund. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

                  The Fund may invest its assets in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars. The securities underlying an ADR, however, will normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities.

WHEN-ISSUED SECURITIES
----------------------

                  The Fund may purchase securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its funds might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

                  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

WARRANTS
--------

                  Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE SECURITIES
----------------------

                  Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities, the adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed if the adviser deems that retention of such security is warranted.

VARIABLE AND FLOATING RATE OBLIGATIONS
--------------------------------------

                  The Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SHORT TERM OBLIGATIONS
----------------------

                  The Fund may invest in various short term obligations including those described below.

                  Investments include commercial paper and other short term promissory notes issued by corporations (including variable and floating rate instruments). The Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

U.S. GOVERNMENT OBLIGATIONS
---------------------------

                  The Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the adviser believes that the credit risk with respect thereto is minimal.

SECURITIES OF OTHER INVESTMENT COMPANIES
----------------------------------------

                  The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER
------------------

                  The Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making fund decisions.

ADDITIONAL INVESTMENT LIMITATIONS
---------------------------------

                  In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations which may not be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined under "Description of Shares" below).

                  The Fund may not:

                  1. Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: 1) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; 2) purchase and sell options on futures contracts or indices; 3) purchase publicly traded securities of companies engaging in whole or in part in such activities.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

                  In addition to the above fundamental limitations, the Fund is subject to the following non-fundamental limitations, which may be changed without a shareholder vote:

                  The Fund may not:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to its transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.

                  5. Invest more than 15% of its net assets in illiquid securities.

                  The Fund does not intend to purchase securities while its outstanding borrowings are in excess of 5% of its assets. Securities held in escrow or separate accounts in connection with its investment practices are not deemed to be pledging for purposes of this limitation.

                  The Fund reserves the right to engage in securities lending, although it does not presently have the intent of doing so.

                  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                  ----------------------------------------------

                  Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

                  The Trust may suspend the right of redemption or postpone the date of payment for more than seven days for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  There is no sales load charged on shares acquired through the reinvestment of dividends or distributions on such shares.

                  Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Fund permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the S&P 500.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS
--------------------------------------------

                  An illustration of the computation of the offering price per Retail share of the Fund, based upon the estimated value of its net assets and number of shares outstanding on its commencement date, is as follows:

                                                       TABLE

Net Assets of Retail Shares.............................................................................$10,000,000

Outstanding Retail Shares.................................................................................1,000,000

Net Asset Value Per Share....................................................................................$10.00
      ($10,000,000 / 1,000,000)

Sales Charge, 3.75% of offering
  price (3.90% of net asset value
  per share)...................................................................................................$.39

Offering to Public...........................................................................................$10.39

* Amounts are estimated as the Fund has not commenced operations.

EXCHANGE PRIVILEGE
------------------

                  Investors may exchange all or part of their Retail shares as described in the Prospectus. Upon the exchange of Retail shares of one Fund for Retail shares of another Fund, any rights an Investor may have had for a reduced or eliminated sales load in connection with the purchase of Retail shares of the first Fund shall apply as well to Retail shares of the other Fund. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

                  By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES
                              ---------------------

                  The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 42 classes or series of shares. Two of these classes or series, which represent interests in the Core Equity Fund (Class W and Class W - Special Series 1) are described in this Statement of Additional Information and the related Prospectus.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

                  Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing fees that are allocable to such shares.

                  Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

                  The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

                  Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act; (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

                  The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".

                              TRUSTEES AND OFFICERS
                              ---------------------

                  The Trustees and officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                                                PRINCIPAL OCCUPATION
                                         POSITION WITH                          DURING PAST 5 YEARS
NAME AND ADDRESS                           THE TRUST                            AND OTHER AFFILIATIONS
----------------                           ---------                            ----------------------
Robert D. Neary*                         Chairman of the                        Retired Co-Chairman of
32980 Creekside Drive                    Board and                              Ernst & Young, April
Pepper Pike, OH 44124                    Trustee                                1984-September 1993;
Age 63                                                                          Director, Cold Metal
                                                                                Products, Inc., since
                                                                                March 1994; Director,
                                                                                Zurn Industries,
                                                                                Inc., (plumbing
                                                                                products and
                                                                                engineering and
                                                                                construction
                                                                                services) since June
                                                                                1995.

Leigh Carter*                            Trustee                                Retired President and
13901 Shaker Blvd., #6B                                                         Chief Operating Officer,
Cleveland, OH  44120                                                            B.F. Goodrich Company,
Age 71                                                                          August 1986 to September
                                                                                1990; Director, Adams
                                                                                Express Company
                                                                                (closed-end
                                                                                investment company),
                                                                                since April 1982;
                                                                                Director, Acromed
                                                                                Corporation;
                                                                                Director, Lamson &
                                                                                Sessions Co.
                                                                                (producer of
                                                                                electrical supplies
                                                                                for construction,
                                                                                consumer power and
                                                                                communications
                                                                                industry), since
                                                                                April 1991; Director,
                                                                                Petroleum & Resources
                                                                                Corp., since April
                                                                                1987; Director,
                                                                                Morrison Products
                                                                                (manufacturer of
                                                                                blower fans and air
                                                                                moving equipment),
                                                                                since April 1983.

                                                                                PRINCIPAL OCCUPATION
                                                    POSITION WITH               DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                 AND OTHER AFFILIATIONS
----------------                                      ---------                 ----------------------

John F. Durkott                                     Trustee                     President and Chief
8600 Allisonville Road                                                          Operating Officer,
Indianapolis, IN  46250                                                         Kittle's Home
Age 52                                                                          Furnishings Center,
                                                                                Inc., since January
                                                                                1982; partner,
                                                                                Kittles Bloomington
                                                                                Property Company,
                                                                                since January 1981;
                                                                                partner, KK&D
                                                                                (Affiliated Real
                                                                                Estate Companies of
                                                                                Kittle's Home
                                                                                Furnishings Center),
                                                                                since January 1989.

Richard W. Furst, Dean                              Trustee                     Professor of Finance and
600 Autumn Lane                                                                 Dean, Carol Martin
Lexington, KY  40502                                                            Gatton College of
Age 58                                                                          Business and Economics,
                                                                                University of
                                                                                Kentucky, since 1981;
                                                                                Director, The Seed
                                                                                Corporation
                                                                                (restaurant group),
                                                                                since 1990; Director,
                                                                                Foam Design, Inc.
                                                                                (manufacturer of
                                                                                industrial and
                                                                                commercial foam
                                                                                products), since
                                                                                1993; Director,
                                                                                Studio Plus Hotels,
                                                                                Inc., since 1994.

Gerald L. Gherlein                                  Trustee                     Executive Vice-President
3679 Greenwood Drive                                                            and General Counsel,
Pepper Pike, OH  44124                                                          Eaton Corporation, since
Age 59                                                                          1991 (global
                                                                                manufacturing); Trustee,
                                                                                Cleveland Initiative for
                                                                                Education; Trustee,
                                                                                Meridia Health System;
                                                                                Trustee, WVIZ
                                                                                Educational Television.

                                                                                PRINCIPAL OCCUPATION
                                                    POSITION WITH               DURING PAST 5 YEARS
NAME AND ADDRESS                                      THE TRUST                 AND OTHER AFFILIATIONS
----------------                                      ---------                 ----------------------
J. William Pullen                                   Trustee                     President and Chief
Whayne Supply Company                                                           Executive Officer,
1400 Cecil Avenue                                                               Whayne Supply Co.
P.O. Box 35900                                                                  (engine and heavy
Louisville, KY 40232-5900                                                       equipment distribution),
Age 58                                                                          since 1986; President
                                                                                and Chief Executive
                                                                                Officer, American
                                                                                Contractors Rentals &
                                                                                Sales (rental subsidiary
                                                                                of Whayne Supply Co.),
                                                                                since 1988.

Richard B. Tullis                                   Trustee                     Chairman Emeritus,
5150 Three Village Drive                                                        Harris Corporation
Lyndhurst, OH 44124                                                             (electronic communi-
Age 83                                                                          cation and information
                                                                                processing equipment),
                                                                                since October 1985;
                                                                                Director, NACCO
                                                                                Materials Handling
                                                                                Group, Inc. (manu-
                                                                                facturer of industrial
                                                                                fork lift trucks), since
                                                                                1984; Director, Hamilton
                                                                                Beach/Proctor-Silex,
                                                                                Inc. (manufacturer of
                                                                                household appliances),
                                                                                since 1990; Director,
                                                                                Waste-Quip, Inc. (waste
                                                                                handling equipment),
                                                                                since 1989.

Herbert R. Martens, Jr.                             President                   Chairman and Chief
c/o NatCity Investments                                                         Executive Officer,
1965 E. Sixth Street                                                            NatCity Investments,
Cleveland, OH 44114                                                             Inc., since July 1995
Age 45                                                                          (investment banking);
                                                                                President and Chief
                                                                                Executive Officer,
                                                                                Raffensperger, Hughes
                                                                                & Co., from 1993
                                                                                until 1995
                                                                                (broker-dealer);
                                                                                President, Reserve
                                                                                Capital Group, from
                                                                                1990 until 1993.

                                                                         PRINCIPAL OCCUPATION
                                           POSITION WITH                 DURING PAST 5 YEARS
NAME AND ADDRESS                             THE TRUST                   AND OTHER AFFILIATIONS
----------------                             ---------                   ----------------------
W. Bruce McConnel, III                       Secretary                   Partner of law firm
Philadelphia National                                                    Drinker Biddle & Reath
  Bank Building                                                          LLP, Philadelphia
1345 Chestnut Street                                                     Pennsylvania.
Suite 1100
Philadelphia, PA  19107
Age 54

Neal J. Andrews                              Treasurer                   Vice President and
PFPC, Inc.                                                               Director of Investment
400 Bellevue Parkway                                                     Accounting, PFPC, Inc.,
Wilmington, DE  19809                                                    since 1992, prior
Age 31                                                                   thereto, Senior Auditor,
                                                                         Price Waterhouse, LLP

--------------------

* Messrs. Neary and Carter are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.

                  W. Bruce McConnel, III, Esq., Secretary of the Trust, is a partner of the law firm of Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Neal J. Andrews, Treasurer of the Trust, is employed by PFPC, Inc., which receives fees as Administrator to the Trust.

                  Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $125,000. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

                  The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1997:

                                                                 Pension or
                                                                 Retirement
                                                                  Benefits              Estimated
                                          Aggregate                Accrued               Approval                 Total
                                        Compensation             as Part of              Benefits             Compensation
             Name of                      from the               the Trust's               Upon                 from the
        Person, Position                    Trust                  Expenses             Retirement                Trust
        ----------------                -------------            -----------            ----------            -------------
Robert D. Neary,                           $18,750                   $0                     $0                   $18,750
Chairman, President
and Trustee

Thomas R. Benua,                           $17,500                   $0                     $0                   $17,500
Jr., Trustee*

Leigh Carter,                              $17,500                   $0                     $0                   $17,500
Trustee

John F. Durkott,                           $17,500                   $0                     $0                   $17,500
Trustee

Richard W. Furst,                          $17,500                   $0                     $0                   $17,500
Trustee

J. William Pullen,                         $17,500                   $0                     $0                   $17,500
Trustee

Richard B. Tullis,                         $18,750                   $0                     $0                   $18,750
Trustee



SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

                  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.



------------
*        Mr. Benua resigned as trustee as of July 17, 1997.

                  The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                -------------------------------------------------

ADVISORY AGREEMENT
------------------

                  As described in the Prospectus, National Asset Management Corporation ("NAM") serves as investment adviser to the Core Equity Fund. The adviser is an affiliate of National City Corporation, a bank holding company with $51 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $38 billion in assets. From time to time, the adviser may voluntarily waive fees or reimburse the Trust for expenses.

                  The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from its reckless disregard of its duties and obligations thereunder. In addition, the adviser has undertaken in the Advisory Agreement to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department.

                  The Advisory Agreement relating to the Fund was approved by its sole shareholder prior to the Fund's commencement of investment operations. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund until September 30, 1997 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund (as defined in the Fund's Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

AUTHORITY TO ACT AS INVESTMENT ADVISER
--------------------------------------

                  Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, (a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The adviser believes that it may perform the services for the Fund contemplated by its Advisory Agreement with the Trust as described in such agreement without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the adviser from continuing to perform services for the Trust. If the adviser were prohibited from providing services to the Fund, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

                  Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the adviser, or its affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

                  If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the adviser, or an affiliate of the adviser, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the adviser, or such an affiliate, might offer to provide such services.

ADMINISTRATION AND ACCOUNTING SERVICE AGREEMENT
-----------------------------------------------

                  PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus.

DISTRIBUTION PLAN AND RELATED AGREEMENT
---------------------------------------

                  The Distributor acts as distributor of the Fund's shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

                  Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Trust's 12b-1 Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreement will benefit the Trust and its shareholders.

                  Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

                  Any change in the Plan that would materially increase the distribution expenses of the Fund requires approval by its shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plan or related agreement. The Plan and related agreement may be terminated as to the Fund by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

                  The Trust's Plan provides that each Fund will compensate the Distributor for distribution expenses in an amount not to exceed .10% of the Fund's average net assets. Distribution expenses payable by the Distributor pursuant to the Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a Fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders. The Plan provides that the Trust will pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trust's investment funds with respect to which the Distributor is distributing shares.

                  The Plan has been approved, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan and (2) the vote of a majority of the entire Board of Trustees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS
-------------------------------------------------

                  National City Bank serves as the Trust's custodian with respect to the Fund. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund; (iii) collect and make disbursements of money on behalf of the Fund; (iv) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Fund's operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Fund reimburses National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by the Fund in any year may not exceed $.225 for each $1,000 of average gross assets of the Fund.

                  State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Fund. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of the Fund; (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Fund's operations. The Transfer Agent sends each shareholder of record a statement (not less frequently than quarterly) showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with the Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------

                  As stated in the Prospectus, the Trust has implemented the Services Plan with respect to Retail shares in the Fund. Pursuant to the Services Plan, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

                  Pursuant to its Advisory Agreement with the Trust, NAM is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

                  While the adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the adviser and does not reduce the fees payable to the adviser by the Fund. Such information may be useful to the adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the adviser in carrying out its obligations to the Trust.

                  Portfolio securities will not be purchased from or sold to the Fund's adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  Investment decisions for the Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the adviser. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

                                    AUDITORS
                                    --------

                  Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust.

                                     COUNSEL
                                     -------

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon certain legal matters for the Trust.

                             PERFORMANCE INFORMATION
                             -----------------------

                  The Fund computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                           ERV  1/n
                                    T = [(-----) - 1]
                                            P

         Where:            T =      average annual total return

                         ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                           P =      hypothetical initial payment of $1,000

                           n = period covered by the computation, expressed in terms of years

                  The Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                      ERV
                          T =        (---)  - 1
                                       P

                  The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the measuring period covered by the computation.

                  The Fund may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

                  The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                  In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

                  The Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining the Fund's net asset value, assets belonging to the Fund are charged with the liabilities in respect of that Fund.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS
------------------------

                  A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by S&P for commercial paper:

                  "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:

                  "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  The following summarizes the highest rating category used by Duff & Phelps for commercial paper:

                  "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.  Risk factors are very small.

                  The following summarizes the highest rating category used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

                  "F-1+" - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+."

                  IBCA uses the following highest rating category for short term notes including commercial paper:

                  "A1+" - These issues display the very highest quality borrowing characteristics and are of undoubted or prime creditworthiness.

                  "A1" - These issues display very strong borrowing characteristics.

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 1, 1997

                              SMALL CAP GROWTH FUND

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Fund of Armada Funds (the "Trust"), dated August 1, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND (3863), Oaks, Pennsylvania 19456.

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

STATEMENT OF ADDITIONAL INFORMATION......................................  1

INVESTMENT OBJECTIVES AND POLICIES.......................................  1

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................  8

DESCRIPTION OF SHARES...................................................  10

ADDITIONAL INFORMATION CONCERNING TAXES.................................. 11

TRUSTEES AND OFFICERS.................................................... 14

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
SERVICES AND TRANSFER AGENCY AGREEMENTS  ................................ 19

SHAREHOLDER SERVICES PLAN................................................ 23

PORTFOLIO TRANSACTIONS................................................... 23

AUDITORS................................................................. 25

COUNSEL.................................................................. 25

PERFORMANCE INFORMATION.................................................. 25

MISCELLANEOUS............................................................ 27

APPENDIX A...............................................................A-1

APPENDIX B...............................................................B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

           This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the Small Cap Growth Fund. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT

           Further information on the adviser's or sub-adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Performance Information" below.

           Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Fund.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

           The Fund may invest its assets in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars. The securities underlying an ADR will normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities. Investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns; the possible imposition of foreign withholding taxes on interest income payable on such instruments; the possible establishment of exchange controls; and the possible seizure or nationalization of foreign deposits or the adoption of other foreign branches of U.S. banks. As with any foreign security, the issuers of securities underlying ADRs may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

WARRANTS

           Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE SECURITIES

           Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

           In selecting convertible securities, the sub-adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the sub-adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed if the sub-adviser deems that retention of such security is warranted.

VARIABLE AND FLOATING RATE OBLIGATIONS

           The Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded although certain variable and floating rate obligations, such as Student Loan Marketing Association variable rate obligations, may have a more active secondary market because they are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Even though there may be no active secondary market in such instruments, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or the U.S. Government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the sub-adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SHORT TERM OBLIGATIONS

           The Fund may invest in various short term obligations including those described below.

           Investments include commercial paper and other short term promissory notes issued by corporations (including variable and floating rate instruments).

           Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a U.S. bank (which is a member of the Federal Reserve System), a foreign branch of a U.S. bank, or a foreign bank. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of a Fund's total assets at the time of purchase.

           The Fund may also make limited investments ( not more than 5% of its net assets) in Guaranteed Investment Contracts ("GICs") issued by U.S. insurance companies. When investing in GICs, the Fund makes cash contributions to a deposit fund or an insurance company's general account. The insurance company then credits to the Fund monthly a guaranteed minimum interest which is based on an index. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Fund will purchase a GIC only when its advisers or sub-adviser have determined, under guidelines established by the Board of Trustees, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated high quality by one or more rating agencies.

REPURCHASE AGREEMENTS

           Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund purchases securities from financial institutions such as banks and broker-dealers which the Fund's advisers or sub-adviser deem creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under Federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

REVERSE REPURCHASE AGREEMENTS

           The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT OBLIGATIONS

           The Fund may purchase obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of these obligations are supported by the full faith and credit of the U.S. Treasury, such as obligations issued by the Government National Mortgage Association. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the adviser or sub-adviser believes that the credit risk with respect thereto is minimal.

FUTURES CONTRACTS AND RELATED OPTIONS

           The Fund may purchase and sell futures contracts on particular securities, financial instruments and stock indexes and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

SECURITIES OF OTHER INVESTMENT COMPANIES

           The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER

           The Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The Fund's annual portfolio turnover is not expected to exceed 100% under normal market conditions. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. Government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making fund decisions.

ADDITIONAL INVESTMENT LIMITATIONS

           In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations which may not be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined under "Description of Shares" below).

           The Fund may not:

           1. Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

           2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: 1) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; 2) purchase and sell options on futures contracts or indices; 3) purchase publicly traded securities of companies engaging in whole or in part in such activities.

           3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

           In addition to the above fundamental limitations, the Fund is subject to the following non-fundamental limitations, which may be changed without a shareholder vote:

           The Fund may not:

           1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

           2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

           3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to its transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

           4. Purchase securities of companies for the purpose of exercising control.

           5.  Invest more than 15% of its net assets in illiquid securities.

           The Fund does not intend to purchase securities while its outstanding borrowings are in excess of 5% of its assets. Securities held in escrow or separate accounts in connection with its investment practices are not deemed to be pledged for purposes of this limitation.

           The Fund reserves the right to engage in securities lending, although it does not presently have the intent of doing so.

           ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
           ----------------------------------------------

           Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

           The Trust may suspend the right of redemption or postpone the date of payment for more than seven days for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

           There is no sales load charged on shares acquired through the reinvestment of dividends or distributions on such shares.

           Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Fund permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the Standard & Poor's 500 Composite Stock Price Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS

           An illustration of the computation of the offering price per Retail share of the Fund, based upon the estimated value of its net assets and number of shares outstanding on its commencement date, is as follows:

                                      TABLE
                                      -----

Net Assets of Retail Shares.............................         $10,000,000

Outstanding Retail Shares...............................           1,000,000

Net Asset Value Per Share...............................         $     10.00
      ($10,000,000 / 1,000,000)

Sales Charge, 3.75% of offering
  price (3.90% of net asset value
  per share)............................................         $       .39

Offering to Public......................................         $     10.39

* Amounts are estimated as the Fund has not commenced operations.

EXCHANGE PRIVILEGE

           Investors may exchange all or part of their Retail shares as described in the Prospectus. Upon the exchange of Retail shares of one Fund for Retail shares of another Fund, any rights an Investor may have had for a reduced or eliminated sales load in connection with the purchase of Retail shares of the first Fund shall apply as well to Retail shares of the other Fund. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

           By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES
                              ---------------------

           The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 42 classes or series of shares. Two of these classes or series, which represent interests in the Small Cap Growth Fund (Class X and Class X - Special Series 1) are described in this Statement of Additional Information and the related Prospectus.

           Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

           Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing fees that are allocable to such shares.

           Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

           The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

           Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

           Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act; (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

           Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

           The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

           A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

           If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

           Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".

                              TRUSTEES AND OFFICERS
                              ---------------------

           The Trustees and officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:


                                                     PRINCIPAL OCCUPATION
                                POSITION WITH        DURING PAST 5 YEARS
NAME AND ADDRESS                  THE TRUST          AND OTHER AFFILIATIONS
----------------                  ---------          ----------------------
Robert D. Neary*                Chairman of the      Retired Co-Chairman of
32980 Creekside Drive           Board and            Ernst & Young, April
Pepper Pike, OH 44124           Trustee              1984-September 1993;
Age 63                                               Director, Cold Metal
                                                     Products, Inc., since March
                                                     1994; Director, Zurn
                                                     Industries, Inc., (plumbing
                                                     products and engineering and
                                                     construction services) since
                                                     June 1995.

Leigh Carter*                   Trustee              Retired President and
13901 Shaker Blvd., #6B                              Chief Operating Officer,
Cleveland, OH  44120                                 B.F. Goodrich Company,
Age 71                                               August 1986 to September
                                                     1990; Director, Adams
                                                     Express Company (closed-end
                                                     investment company), since
                                                     April 1982; Director,
                                                     Acromed Corporation;
                                                     Director, Lamson & Sessions
                                                     Co. (producer of electrical
                                                     supplies for construction,
                                                     consumer power and
                                                     communications industry),
                                                     since April 1991; Director,
                                                     Petroleum & Resources Corp.,
                                                     since April 1987; Director,
                                                     Morrison Products
                                                     (manufacturer of blower fans
                                                     and air moving equipment),
                                                     since April 1983.


                                                    PRINCIPAL OCCUPATION
                              POSITION WITH         DURING PAST 5 YEARS
NAME AND ADDRESS                THE TRUST           AND OTHER AFFILIATIONS
----------------                ---------           ----------------------

John F. Durkott                  Trustee            President and Chief
8600 Allisonville Road                              Operating Officer,
Indianapolis, IN  46250                             Kittle's Home
Age 52                                              Furnishings Center,
                                                    Inc., since January 1982;
                                                    partner, Kittles Bloomington
                                                    Property Company, since
                                                    January 1981; partner, KK&D
                                                    (Affiliated Real Estate
                                                    Companies of Kittle's Home
                                                    Furnishings Center), since
                                                    January 1989.

Richard W. Furst, Dean           Trustee            Professor of Finance and
600 Autumn Lane                                     Dean, Carol Martin
Lexington, KY  40502                                Gatton College of
Age 58                                              Business and Economics,
                                                    University of Kentucky,
                                                    since 1981; Director, The
                                                    Seed Corporation (restaurant
                                                    group), since 1990;
                                                    Director, Foam Design, Inc.
                                                    (manufacturer of industrial
                                                    and commercial foam
                                                    products), since 1993;
                                                    Director, Studio Plus
                                                    Hotels, Inc., since 1994.

Gerald L. Gherlein               Trustee            Executive Vice-President
3679 Greenwood Drive                                and General Counsel,
Pepper Pike, OH  44124                              Eaton Corporation, since
Age 59                                              1991 (global manufacturing);
                                                    Trustee, Cleveland
                                                    Initiative for Education;
                                                    Trustee, Meridia Health
                                                    System; Trustee, WVIZ
                                                    Educational Television.


                                       15


                                                    PRINCIPAL OCCUPATION
                                POSITION WITH       DURING PAST 5 YEARS
NAME AND ADDRESS                  THE TRUST         AND OTHER AFFILIATIONS
----------------                  ---------         ----------------------

J. William Pullen                 Trustee           President and Chief
Whayne Supply Company                               Executive Officer,
1400 Cecil Avenue                                   Whayne Supply Co.
P.O. Box 35900                                      (engine and heavy
Louisville, KY 40232-5900                           equipment distribution),
Age 58                                              since 1986; President
                                                    and Chief Executive Officer,
                                                    American Contractors Rentals
                                                    & Sales (rental subsidiary
                                                    of Whayne Supply Co.), since
                                                    1988.

Richard B. Tullis                 Trustee           Chairman Emeritus,
5150 Three Village Drive                            Harris Corporation
Lyndhurst, OH 44124                                 (electronic communication
Age 83                                              and information processing
                                                    equipment), since October
                                                    1985; Director, NACCO
                                                    Materials Handling Group,
                                                    Inc. (manufacturer of
                                                    industrial fork lift
                                                    trucks), since 1984;
                                                    Director, Hamilton
                                                    Beach/Proctor-Silex, Inc.
                                                    (manufacturer of household
                                                    appliances), since 1990;
                                                    Director, Waste-Quip, Inc.
                                                    (waste handling equipment),
                                                    since 1989.

Herbert R. Martens, Jr.           President         Chairman and Chief
c/o NatCity Investments                             Executive Officer,
1965 E. Sixth Street                                NatCity Investments,
Cleveland, OH 44114                                 Inc., since July 1995
Age 45                                              (investment banking);
                                                    President and Chief
                                                    Executive Officer,
                                                    Raffensperger, Hughes & Co.,
                                                    from 1993 until 1995
                                                    (broker-dealer); President,
                                                    Reserve Capital Group, from
                                                    1990 until 1993.


                                                    PRINCIPAL OCCUPATION
                                POSITION WITH       DURING PAST 5 YEARS
NAME AND ADDRESS                  THE TRUST         AND OTHER AFFILIATIONS
----------------                  ---------         ----------------------

W. Bruce McConnel, III            Secretary         Partner of law firm
Philadelphia National                               Drinker Biddle & Reath
  Bank Building                                     LLP, Philadelphia
1345 Chestnut Street                                Pennsylvania.
Suite 1100
Philadelphia, PA  19107
Age 54

Neal J. Andrews                   Treasurer         Vice President and
PFPC, Inc.                                          Director of Investment
400 Bellevue Parkway                                Accounting, PFPC, Inc.,
Wilmington, DE  19809                               since 1992, prior
Age 31                                              thereto, Senior Auditor,
                                                    Price Waterhouse, LLP

--------------------

* Mr. Carter is considered by the Trust to be an "interested person" of the Trust as defined in the 1940 Act.


             W. Bruce McConnel, III, Esq., Secretary of the Trust, is a partner of the law firm of Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Neal J. Andrews, Treasurer of the Trust, is employed by PFPC, Inc., which receives fees as Administrator to the Trust.

             Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $125,000. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

             The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1997:

                                                         Pension or
                                                         Retirement
                                                      Benefits Accrued                                     Total
                                    Aggregate            as Part of               Estimated         Compensation
       Name of                    Compensation           the Trust's          Approval Benefits          from the
  Person, Position               from the Trust           Expenses             Upon Retirement             Trust
  ----------------               --------------           --------             ---------------             -----

Robert D. Neary, Chairman,           $18,750                 $0                      $0                   $18,750
President and Trustee

Thomas R. Benua, Jr.,                 $17,500                 $0                      $0                   $17,500
Trustee*

Leigh Carter, Trustee                 $17,500                 $0                      $0                   $17,500

John F. Durkott, Trustee              $17,500                 $0                      $0                   $17,500

Richard W. Furst, Trustee             $17,500                 $0                      $0                   $17,500

J. William Pullen, Trustee            $17,500                 $0                      $0                   $17,500

Richard B. Tullis, Trustee            $18,750                 $0                      $0                   $18,750


SHAREHOLDER AND TRUSTEE LIABILITY

             Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

             The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of

--------
*        Mr. Benua resigned as trustee as of July 17, 1997.

any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

                ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                     SERVICES AND TRANSFER AGENCY AGREEMENTS
                     ---------------------------------------

ADVISORY AGREEMENT

             As described in the Prospectus, National City serves as investment adviser to the Small Cap Growth Fund. The adviser is an affiliate of National City Corporation, a bank holding company with $51 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in four states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $38 billion in assets. From time to time, the adviser may voluntarily waive fees or reimburse the Trust for expenses.

             The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from its reckless disregard of its duties and obligations thereunder. In addition, the adviser has undertaken in the Advisory Agreement to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department.

             The Advisory Agreement relating to the Fund was approved by its sole shareholder prior to the Fund's commencement of investment operations. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund until September 30, 1997 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund (as defined in the Fund's Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

             Wellington Management Company, LLP (the "sub-advisor"), with principal offices at 75 State Street, Boston, Massachusetts 02109,serves as sub-adviser to the Fund. The sub-adviser is a professional investment counselling firm that provides investment services to investment companies and other entities.

AUTHORITY TO ACT AS INVESTMENT ADVISER

             Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System,
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The adviser believes that it may perform the services for the Fund contemplated by its Advisory Agreement with the Trust as described in such agreement without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the adviser from continuing to perform services for the Trust. If the adviser were prohibited from providing services to the Fund, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

             Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the adviser, or its affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

             If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the adviser, or an affiliate of the adviser, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the adviser, or such an affiliate, might offer to provide such services.

ADMINISTRATION AND ACCOUNTING SERVICE AGREEMENT

             PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus.

DISTRIBUTION PLAN AND RELATED AGREEMENT

             The Distributor acts as distributor of the Fund's shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

             Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Trust's 12b-1 Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreement will benefit the Trust and its shareholders.

             Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

             Any change in the Plan that would materially increase the distribution expenses of the Fund requires approval by its shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plan or related agreement. The Plan and related agreement may be terminated as to the Fund by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

             The Trust's Plan provides that each Fund will compensate the Distributor for distribution expenses in an amount not to exceed .10% of the Fund's average net assets. Distribution expenses payable by the Distributor pursuant to the Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a Fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders. The Plan provides that the Trust will pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trust's investment funds with respect to which the Distributor is distributing shares.

             The Plan has been approved, and will continue in effect for successive one year periods, provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan and (2) the vote of a majority of the entire Board of Trustees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

             National City Bank serves as the Trust's custodian with respect to the Fund. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund; (iii) collect and make disbursements of money on behalf of the Fund; (iv) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Fund's operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Fund reimburses National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by the Fund in any year may not exceed $.225 for each $1,000 of average gross assets of the Fund.

             State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Fund. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of the Fund; (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Fund's operations. The Transfer Agent sends each shareholder of record a statement (not less frequently than quarterly) showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with the Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------

             As stated in the Prospectus, the Trust has implemented the Services Plan with respect to Retail shares in the Fund. Pursuant to the Services Plan, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to
 .25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

             Pursuant to the Advisory Agreement with the Trust, and the sub-advisory agreement with the adviser, Wellington Management Company LLP and National City Bank are responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The sub-adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price includes an undisclosed commission or mark-up.

             While the sub-adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the sub-adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the sub-adviser and does not reduce the fees payable to the sub-adviser or adviser by the Fund. Such information may be useful to the adviser and sub-adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the adviser and sub-adviser in carrying out its obligations to the Trust.

             Portfolio securities will not be purchased from or sold to the Fund's adviser or sub-adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its adviser's or sub-adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

             Investment decisions for the Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the adviser or sub-adviser. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the adviser or sub-adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the adviser and sub-adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

                                    AUDITORS
                                    --------

             Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust.

                                     COUNSEL
                                     -------

             Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon certain legal matters for the Trust.

                             PERFORMANCE INFORMATION
                             -----------------------

             The Fund computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                   ERV       1/n
                              T = [(-----) - 1]

                                         P

         Where:      T =      average annual total return

                   ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                     P =      hypothetical initial payment of $1,000

                     n = period covered by the computation, expressed in terms of years

             The Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                       ERV
                                  T = (---) - 1
                                        P

             The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the measuring period covered by the computation.

             The Fund may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

             The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

             In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

             The Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

             As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining the

Fund's net asset value, assets belonging to the Fund are charged with the liabilities in respect of that Fund.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

             A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by Standard and Poor's for commercial paper:

             "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

             Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:

             "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

             Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the highest rating category used by Duff & Phelps for commercial paper:

             "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

             "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

             "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

             Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the highest rating category used by Fitch for short-term obligations such as short-term notes, municipal notes, variable rate demand instruments and commercial paper:

             "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

             "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

             IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the highest rating category used by IBCA for short-term notes including commercial paper:

             "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

             "A1" - Obligations are supported by the highest capacity for timely repayment.

                                   APPENDIX B

             As stated in the Prospectus, the Small Cap Growth Fund (the "Fund") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.  Index Futures Contracts
    -----------------------

             GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

             Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

             The Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

             In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

II.  Margin Payments
     ---------------

             Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  Risks of Transactions in Futures Contracts
      ------------------------------------------

             There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the adviser. It is also possible that, where the Fund has sold futures to hedge its Fund against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

             When futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

             In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

             Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

             Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

             Successful use of futures by the Fund is also subject to the advisers ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

IV.  Options on Futures Contracts
     ----------------------------

             The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

             Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.  Other Matters
    -------------

             Accounting for futures contracts will be in accordance with generally accepted accounting principles.

                                  ARMADA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 AUGUST 1, 1997

                            INTERNATIONAL EQUITY FUND

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for the above Fund of Armada Funds (the "Trust"), dated August 1, 1997 (the "Prospectus"). A copy of the Prospectus may be obtained by calling or writing the Trust at 1-800-622-FUND (3863), Oaks, Pennsylvania 19456.

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----

STATEMENT OF ADDITIONAL INFORMATION.....................................  1

INVESTMENT OBJECTIVES AND POLICIES......................................  1

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.......................... 10

DESCRIPTION OF SHARES................................................... 12

ADDITIONAL INFORMATION CONCERNING TAXES................................. 14

TRUSTEES AND OFFICERS................................................... 16

ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
    SERVICES AND TRANSFER AGENCY AGREEMENTS............................. 22

SHAREHOLDER SERVICES PLAN............................................... 26

PORTFOLIO TRANSACTIONS.................................................. 26

AUDITORS................................................................ 27

COUNSEL................................................................. 28

PERFORMANCE INFORMATION................................................. 28

MISCELLANEOUS........................................................... 30

APPENDIX A............................................................. A-1

APPENDIX B............................................................. B-1

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                  This Statement of Additional Information should be read in conjunction with the Prospectus of Armada Funds (the "Trust") that describes the International Equity Fund. The information contained in this Statement of Additional Information expands upon matters discussed in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

ADDITIONAL INFORMATION ON FUND MANAGEMENT

             Further information on the adviser's investment management strategies, techniques, policies and related matters may be included from time to time in advertisements, sales literature, communications to shareholders and other materials. See also, "Performance Information" below.

             Attached to this Statement of Additional Information is Appendix A which contains descriptions of the rating symbols used by S&P, Fitch, Duff, IBCA and Moody's for securities which may be held by the Fund.

FOREIGN SECURITIES

             Unanticipated political or social developments may affect the value of the Fund's investments in emerging market countries and the availability to the Fund of additional investments in those countries. The small size and relatively unseasoned nature of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

             Investors should understand that the expense ratio of the Fund can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

FOREIGN CURRENCY EXCHANGE CONTRACTS

             In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

             When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

             When the adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

             A separate account consisting of cash or liquid securities equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

AMERICAN DEPOSITORY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS") AND GLOBAL DEPOSITORY RECEIPTS ("GDRS")

             The Fund may invest its assets in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer, in EDRs, which are receipts issued by European financial institutions evidencing ownership of underlying securities issued by a foreign issuer, or GDRs, which are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars while EDR and GDR prices are generally denominated in foreign currencies. The securities underlying an ADR, EDR or GDR will also normally be denominated in a foreign currency. The underlying securities may be subject to foreign government taxes which could reduce the yield on such securities. As discussed above under "Foreign Securities" investments in foreign securities involve certain inherent risks, such as political or economic instability of the issuer or the country of issue and the difficulty of predicting international trade patterns: the possible imposition of foreign withholding taxes on interest income payable on such instruments; the possible establishment of exchange controls; the possible seizure or nationalization of foreign deposits or the adoption of other foreign branches of U.S. banks; may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic issuers, and securities of foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers.

WARRANTS

             Warrants enable the owner to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The purchase of warrants involves the risk that the purchaser could lose the purchase value of the warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

CONVERTIBLE SECURITIES

             Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock. The value of the convertibility feature depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

             In selecting convertible securities, the adviser will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Fund's portfolio as to issuers; and the ratings of the securities. Since credit rating agencies may fail to timely change the credit ratings of securities to reflect subsequent events, the adviser will consider whether such issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may retain a portfolio security whose rating has been changed if the adviser deems that retention of such security is warranted.

WHEN-ISSUED SECURITIES

             The Fund may purchase or sell securities on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, the custodian sets aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment, marked to market daily. It is likely that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its funds might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets.

             When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

VARIABLE AND FLOATING RATE OBLIGATIONS

             The Fund may purchase variable and floating rate obligations (including variable amount master demand notes) which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable and floating rate obligations are direct lending arrangements between the Fund and the issuer, they are not normally traded. Even though there may be no active secondary market in such instruments, the Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell them to a third party. Such obligations may be backed by bank letters of credit or guarantees issued by banks, other financial institutions or a foreign government, its agencies or instrumentalities. The quality of any letter of credit or guarantee will be rated high quality or, if unrated, will be determined to be of comparable quality by the adviser. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

SHORT TERM OBLIGATIONS

             The Fund may invest in various short term obligations including those described below.

             Investments include commercial paper and other short term promissory notes issued by corporations (including variable and floating rate instruments). In addition, the Fund may invest in Canadian Commercial Paper ("CCP"), which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. The Fund may also acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity.

             Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable demand and time deposits issued for a definite period of time and earning a specified return by a foreign bank or a foreign branch of a U.S. bank which is a member of the Federal Reserve System. Bank obligations also include U.S. dollar denominated bankers' acceptances, certificates of deposit and time deposits issued by foreign branches of U.S. banks or foreign banks. Investment in bank obligations is limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. The Fund may also make interest bearing savings deposits in commercial and savings banks not in excess of 5% of its total assets. Investment in non-negotiable time deposits is limited to no more than 5% of the Fund's total assets at the time of purchase.

FUTURES CONTRACTS AND RELATED OPTIONS

             The Fund may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

"COVERED CALL" OPTIONS

             The Fund may write covered call options. Such options may relate to particular securities, stock indices, financial instruments, or foreign currencies and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

             The Fund will write call options only if they are "covered." The option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets of equal value are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a portfolio of securities substantially replicating the movement of the index, or liquid assets equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

             The Fund's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

             When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

             There are several risks associated with transactions in certain options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FOREIGN GOVERNMENT OBLIGATIONS

             The Fund may purchase debt obligations issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the United States, or by their agencies, authorities or instrumentalities. The percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the adviser's assessment of gross domestic product in relation to aggregate debt, current account surplus or deficit, the trend of the current account, reserves available to defend the currency, and the monetary and fiscal policies of the government.

SECURITIES OF OTHER INVESTMENT COMPANIES

             The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Trust as a whole.

PORTFOLIO TURNOVER

             The Fund may engage in short term trading and may sell securities which have been held for periods ranging from several months to less than a day. Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. The Fund's annual portfolio turnover is not expected to exceed 50% under normal market conditions. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes U.S. government securities and all securities whose maturities at the time of acquisition were one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and by requirements which enable the Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making fund decisions.

ADDITIONAL INVESTMENT LIMITATIONS

             In addition to the investment limitations disclosed in the Prospectus, the Fund is subject to the following investment limitations which may not be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined under "Description of Shares" below).

             The Fund may not:

             1. Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

             2. Invest in commodities, except that as consistent with its investment objective and policies the Fund may: 1) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; 2) purchase and sell options on futures contracts or indices; 3) purchase publicly traded securities of companies engaging in whole or in part in such activities.

             3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

             In addition to the above fundamental limitations, the Fund is subject to the following non-fundamental limitations, which may be changed without a shareholder vote:

             The Fund may not:

             1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

             2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with the Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

             3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to its transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

             4. Purchase securities of companies for the purpose of exercising control.

             5.  Invest more than 15% of its net assets in illiquid securities.

             The Fund does not intend to purchase securities while its outstanding borrowings are in excess of 5% of its assets. Securities held in escrow or separate accounts in connection with its investment practices are not deemed to be pledged for purposes of this limitation.

             The Fund reserves the right to engage in securities lending, although it does not presently have the intent of doing so.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
                 ----------------------------------------------

             Shares in the Trust are sold on a continuous basis by SEI Investments Distribution Co. (the "Distributor"), which has agreed to use appropriate efforts to solicit all purchase orders. The issuance of shares is recorded on the books of the Trust. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to an investor's financial institution at its principal office. Such requests must be signed by each shareholder, with each signature guaranteed by a U.S. commercial bank or trust company or by a member firm of a national securities exchange. Guarantees must be signed by an authorized signatory and "Signature Guaranteed" must appear with the signature. An investor's financial institution may request further documentation from corporations, executors, administrators, trustees or guardians, and will accept other suitable verification arrangements from foreign investors, such as consular verification.

             The Trust may suspend the right of redemption or postpone the date of payment for more than seven days for shares during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the Securities and Exchange Commission ("SEC"); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

             There is no sales load charged on shares acquired through the reinvestment of dividends or distributions on such shares.

             Automatic investment programs such as the monthly savings program ("Program") described in the Prospectus offered by the Fund permit an investor to use "dollar cost averaging" in making investments. Under this Program, an agreed upon fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the Program results in more shares being purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, dollar cost averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that dollar cost averaging results in purchases of shares regardless of their price on the day of investment or market trends and does not ensure a profit, protect against losses in a declining market, or prevent a loss if an investor ultimately redeems his shares at a price which is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels. From time to time, in advertisements, sales literature, communications to shareholders and other materials ("Materials"), the Trust may illustrate the effects of dollar cost averaging through use of or comparison to an index such as the Morgan Stanley Capital International Europe, Australia, Far East (Free) Index.

OFFERING PRICE PER RETAIL SHARE OF THE FUNDS

             An illustration of the computation of the offering price per Retail share of the Fund, based upon the estimated value of its net assets and number of shares outstanding on its commencement date, is as follows:

                                      TABLE
                                      -----

Net Assets of Retail Shares..........................       $10,000,000

Outstanding Retail Shares............................         1,000,000

Net Asset Value Per Share............................       $     10.00
      ($10,000,000 / 1,000,000)

Sales Charge, 3.75% of offering price
  (3.90% of net asset value per share)...............       $       .39

Offering to Public...................................       $     10.39

*Amounts are estimated as the Fund has not commenced operations.

EXCHANGE PRIVILEGE

             Investors may exchange all or part of their Retail shares as described in the Prospectus. Upon the exchange of Retail shares of one Fund for Retail shares of another Fund, any rights an Investor may have had for a reduced or eliminated sales load in connection with the purchase of Retail shares of the first Fund shall apply as well to Retail shares of the other Fund. The exchange privilege may be modified or terminated at any time upon 60 days' notice to shareholders.

             By use of the exchange privilege, the Investor authorizes the Trust's Transfer Agent or his financial institution to act on telephonic or written instructions from any person representing himself or herself to be the shareholder and believed by the Transfer Agent or the financial institution to be genuine. The Investor or his financial institution must notify the Transfer Agent of his prior ownership of Retail shares and account number. The Transfer Agent's records of such instructions are binding.

                              DESCRIPTION OF SHARES
                              ---------------------

             The Trust is a Massachusetts business trust. The Trust's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares of beneficial interest and to classify or reclassify any unissued shares of the Trust into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of 42 classes or series of shares. Two of these classes or series, which represent interests in the International Equity Fund (Class U and Class U - Special Series 1) are described in this Statement of Additional Information and the related Prospectus.

             Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectus, the Trust's shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets of the Trust not belonging to any particular Fund which are available for distribution.

             Rule 18f-2 under the 1940 Act provides that any matter required by the 1940 Act, applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment fund affected by such matter. Rule 18f-2 further provides that an investment fund is affected by a matter unless the interests of each fund in the matter are substantially identical or the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to an investment fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular fund. In addition, shareholders of each class in a particular investment fund have equal voting rights except that only Retail shares of an investment fund will be entitled to vote on matters submitted to a vote of shareholders (if any) relating to shareholder servicing fees that are allocable to such shares.

             Although the following types of transactions are normally subject to shareholder approval, the Board of Trustees may, under certain limited circumstances, (a) sell and convey the assets of an investment fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert an investment fund's assets into money and, in connection therewith, to cause all outstanding shares of such fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to an investment fund with the assets belonging to another investment fund of the Trust, if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on shareholders of any fund participating in such combination, and, in connection therewith, to cause all outstanding shares of any fund to be redeemed at their net asset value or converted into shares of another class of the Trust shares at net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of the fund's securities. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                     ADDITIONAL INFORMATION CONCERNING TAXES
                     ---------------------------------------

             The following summarizes certain additional tax considerations generally affecting the Trust and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

             Each Fund of the Trust will be treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. In order to qualify for tax treatment as a regulated investment company under the Code, each Fund must satisfy, in addition to the distribution requirement described in the Prospectus, certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

             Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940 Act; (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and, with respect to taxable debt securities and non taxable debt securities acquired after April 30, 1993, accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

             Some investments held by a Fund may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. The Treasury Department has issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

             The Trust will designate any distribution of long-term capital gains of a Fund as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Trust's taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

             A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

             If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of such Fund's taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Bonds) would be taxable as ordinary income to the Fund's shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

             Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients".

                              TRUSTEES AND OFFICERS
                              ---------------------

             The Trustees and officers of the Trust, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                                    PRINCIPAL OCCUPATION
                               POSITION WITH        DURING PAST 5 YEARS
NAME AND ADDRESS                 THE TRUST          AND OTHER AFFILIATIONS
----------------                 ---------          ----------------------

Robert D. Neary*               Chairman of the      Retired Co-Chairman of
32980 Creekside Drive          Board and            Ernst & Young, April
Pepper Pike, OH 44124          Trustee              1984-September 1993;
Age 63                                              Director, Cold Metal
                                                    Products, Inc., since March
                                                    1994; Director, Zurn
                                                    Industries, Inc., (plumbing
                                                    products and engineering and
                                                    construction services) since
                                                    June 1995.

Leigh Carter*                  Trustee              Retired President and
13901 Shaker Blvd., #6B                             Chief Operating Officer,
Cleveland, OH  44120                                B.F. Goodrich Company,
Age 71                                              August 1986 to September
                                                    1990; Director, Adams
                                                    Express Company (closed-end
                                                    investment company), since
                                                    April 1982; Director,
                                                    Acromed Corporation;
                                                    Director, Lamson & Sessions
                                                    Co. (producer of electrical
                                                    supplies for construction,
                                                    consumer power and
                                                    communications industry),
                                                    since April 1991; Director,
                                                    Petroleum & Resources Corp.,
                                                    since April 1987; Director,
                                                    Morrison Products
                                                    (manufacturer of blower fans
                                                    and air moving equipment),
                                                    since April 1983.




                                      -17

                                                    PRINCIPAL OCCUPATION
                               POSITION WITH        DURING PAST 5 YEARS
NAME AND ADDRESS                 THE TRUST          AND OTHER AFFILIATIONS
----------------                 ---------          ----------------------





John F. Durkott                   Trustee           President and Chief
8600 Allisonville Road                              Operating Officer,
Indianapolis, IN  46250                             Kittle's Home
Age 52                                              Furnishings Center,
                                                    Inc., since January 1982;
                                                    partner, Kittles Bloomington
                                                    Property Company, since
                                                    January 1981; partner, KK&D
                                                    (Affiliated Real Estate
                                                    Companies of Kittle's Home
                                                    Furnishings Center), since
                                                    January 1989.

Richard W. Furst, Dean            Trustee           Professor of Finance and
600 Autumn Lane                                     Dean, Carol Martin Gatton
Lexington, KY  40502                                College of Business and
Age 58                                              and Economics, University
                                                    of Kentucky, since 1981;
                                                    Director, The Seed
                                                    Corporation (restaurant
                                                    group), since 1990;
                                                    Director, Foam Design, Inc.
                                                    (manufacturer of industrial
                                                    and commercial foam
                                                    products), since 1993;
                                                    Director, Studio Plus
                                                    Hotels, Inc., since 1994.

Gerald L. Gherlein                Trustee           Executive Vice-President
3679 Greenwood Drive                                and General Counsel,
Pepper Pike, OH  44124                              Eaton Corporation, since
Age 59                                              1991 (global manufacturing);
                                                    Trustee, Cleveland
                                                    Initiative for Education;
                                                    Trustee, Meridia Health
                                                    System; Trustee, WVIZ
                                                    Educational Television.

                                                    PRINCIPAL OCCUPATION
                               POSITION WITH        DURING PAST 5 YEARS
NAME AND ADDRESS                 THE TRUST          AND OTHER AFFILIATIONS
----------------                 ---------          ----------------------

J. William Pullen                Trustee            President and Chief
Whayne Supply Company                               Executive Officer,
1400 Cecil Avenue                                   Whayne Supply Co.
P.O. Box 35900                                      (engine and heavy
Louisville, KY 40232-5900                           equipment distribution),
Age 58                                              since 1986; President
                                                    and Chief Executive
                                                    Officer, American
                                                    Contractors Rentals &
                                                    Sales (rental subsidiary
                                                    of Whayne Supply Co.),
                                                    since 1988.

Richard B. Tullis                Trustee            Chairman Emeritus,
5150 Three Village Drive                            Harris Corporation
Lyndhurst, OH 44124                                 (electronic communi-
Age 83                                              cation and information
                                                    processing equipment),
                                                    since October 1985;
                                                    Director, NACCO
                                                    Materials Handling
                                                    Group, Inc. (manu-
                                                    facturer of industrial
                                                    fork lift trucks), since
                                                    1984; Director, Hamilton
                                                    Beach/Proctor-Silex,
                                                    Inc. (manufacturer of
                                                    household appliances),
                                                    since 1990; Director,
                                                    Waste-Quip, Inc. (waste
                                                    handling equipment),
                                                    since 1989.

Herbert R. Martens, Jr.          President          Chairman and Chief
c/o NatCity Investments                             Executive Officer,
1965 E. Sixth Street                                NatCity Investments,
Cleveland, OH 44114                                 Inc., since July 1995
Age 45                                              (investment banking);
                                                    President and Chief
                                                    Executive Officer,
                                                    Raffensperger, Hughes &
                                                    Co., from 1993 until 1995
                                                    (broker-dealer); President,
                                                    Reserve Capital Group, from
                                                    1990 until 1993.

                                                  PRINCIPAL OCCUPATION
                             POSITION WITH        DURING PAST 5 YEARS
NAME AND ADDRESS               THE TRUST          AND OTHER AFFILIATIONS
----------------               ---------          ----------------------

W. Bruce McConnel, III        Secretary            Partner of law firm
Philadelphia National                              Drinker Biddle & Reath
  Bank Building                                    LLP, Philadelphia
1345 Chestnut Street                               Pennsylvania.
Suite 1100
Philadelphia, PA  19107
Age 54

Neal J. Andrews               Treasurer            Vice President and
PFPC, Inc.                                         Director of Investment
400 Bellevue Parkway                               Accounting, PFPC, Inc.,
Wilmington, DE  19809                              since 1992, prior
Age 31                                             thereto, Senior Auditor,
                                                   Price Waterhouse, LLP

--------------------

* Messrs. Neary and Carter are considered by the Trust to be "interested persons" of the Trust as defined in the 1940 Act.

             W. Bruce McConnel, III, Esq., Secretary of the Trust, is a partner of the law firm of Drinker Biddle & Reath LLP, which receives fees as counsel to the Trust. Neal J. Andrews, Treasurer of the Trust, is employed by PFPC, Inc., which receives fees as Administrator to the Trust.

             Each trustee receives an annual fee of $7,500 plus $2,500 for each Board meeting attended and reimbursement of expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $2,500 per annum for services in such capacity. For the year ended May 31, 1997, the Trust's trustees and officers as a group received aggregate fees of $69,875. The trustees and officers of the Trust own less than 1% of the shares of the Trust.

             The following table summarizes the compensation for each of the Trustees of the Trust for the fiscal year ended May 31, 1997:

                                                            PENSION OR
                                                            RETIREMENT
                                                         BENEFITS ACCRUED                                 TOTAL
                                       AGGREGATE            AS PART OF               ESTIMATED         COMPENSATION
              NAME OF                COMPENSATION           THE TRUST'S          APPROVAL BENEFITS      FROM THE
         PERSON, POSITION           FROM THE TRUST           EXPENSES             UPON RETIREMENT         TRUST
         ----------------           --------------           --------             ---------------         -----

Robert D. Neary, Chairman,              $18,750                $0                      $0                     $18,750
President and Trustee



Thomas R. Benua, Jr.,                      $17,500                  $0                      $0                $17,500
Trustee

Leigh Carter, Trustee                      $17,500                  $0                      $0                $17,500
John F. Durkott, Trustee                   $17,500                  $0                      $0                $17,500

Richard W. Furst, Trustee                  $17,500                  $0                      $0                $17,500

J. William Pullen, Trustee                 $17,500                  $0                      $0                $17,500

Richard B. Tullis, Trustee                 $18,750                  $0                      $0                $18,750



SHAREHOLDER AND TRUSTEE LIABILITY

             Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust, and that every note, bond, contract, order, or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

             The Declaration of Trust states further that no trustee, officer, or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Trust; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or the Trust shall look solely to the trust property for payment. With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expense, reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with

____________________

*  Mr. Benua resigned as trustee as of July 17, 1997.

which he may be threatened by reason of his being or having been a trustee, and that the trustees, have the power, but not the duty, to indemnify officers and employees of the Trust unless any such person would not be entitled to indemnification had he been a trustee.

               ADVISORY, ADMINISTRATION, DISTRIBUTION, CUSTODIAN
                    SERVICES AND TRANSFER AGENCY AGREEMENTS
                    ---------------------------------------

ADVISORY AGREEMENT

             As described in the Prospectus, National City serves as investment adviser to the International Equity Fund. The adviser is an affiliate of National City Corporation, a bank holding company with $51 billion in assets, and headquarters in Cleveland, Ohio and nearly 900 branch offices in three states. Through its subsidiaries, National City Corporation has been managing investments for individuals, pension and profit-sharing plans and other institutional investors for over 75 years and currently manages over $38 billion in assets. From time to time, the adviser may voluntarily waive fees or reimburse the Trust for expenses.

             The Advisory Agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the adviser has undertaken in the Advisory Agreement to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department.

             The Advisory Agreement relating to the Fund was approved by its sole shareholder prior to the Fund's commencement of investment operations. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to the Fund until September 30, 1997 and from year to year thereafter, subject to annual approval by the Trust's Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund (as defined in the Fund's Prospectus) and a majority of the trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated by the Trust or the adviser on 60 days written notice, and will terminate immediately in the event of its assignment.

AUTHORITY TO ACT AS INVESTMENT ADVISER

             Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System,
(a) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company. The adviser believes that it may perform the services for the Fund contemplated by its Advisory Agreement with the Trust as described in such agreement without violation of applicable banking laws or regulations. However, there are no controlling judicial precedents and future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the adviser from continuing to perform services for the Trust. If the adviser were prohibited from providing services to the Fund, the Board of Trustees would consider selecting another qualified firm. Any new investment advisory agreement would be subject to shareholder approval.

             Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the adviser, or its affiliated and correspondent banks in connection with shareholder purchases of Fund shares, the adviser and its affiliated and correspondent banks might be required to alter materially or discontinue the services offered by them to shareholders. It is not anticipated, however, that any resulting change in the Trust's method of operations would affect its net asset value per share or result in financial losses to any shareholder.

             If current restrictions preventing a bank or its affiliates from legally sponsoring, organizing, controlling, or distributing shares of an investment company were relaxed, the adviser, or an affiliate of the adviser, would consider the possibility of offering to perform additional services for the Trust. Legislation modifying such restrictions has been proposed in past sessions in Congress. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which the adviser, or such an affiliate, might offer to provide such services.

ADMINISTRATION AND ACCOUNTING SERVICE AGREEMENT

             PFPC serves as the administrator and accounting agent to the Trust. The services provided as administrator and accounting agent and current fees are described in the Prospectus.

DISTRIBUTION PLAN AND RELATED AGREEMENT

             The Distributor acts as distributor of the Fund's shares pursuant to its Distribution Agreement with the Trust as described in the Prospectus. Shares are sold on a continuous basis.

             Pursuant to Rule 12b-1 of the 1940 Act, the Trust has adopted a Distribution Plan (the "Plan") which permits the Trust to bear certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Trust's 12b-1 Plan and related distribution agreement have been approved, and are subject to annual approval by, a majority of the Trust's Board of Trustees, and by a majority of the trustees who are not interested persons of the Trust and have no direct or indirect interest in the operation of the Plan or any agreement relating to the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan and related agreement. In compliance with the Rule, the trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreement should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreement will benefit the Trust and its shareholders.

             Rule 12b-1 also requires that persons authorized to direct the disposition of monies payable by a fund (in the Trust's case, the Distributor) provide for the trustees' review of quarterly reports on the amounts expended and the purposes for the expenditures.

             Any change in the Plan that would materially increase the distribution expenses of the Fund requires approval by its shareholders, but otherwise, the Plan may be amended by the trustees, including a majority of the disinterested trustees who do not have any direct or indirect financial interest in the Plan or related agreement. The Plan and related agreement may be terminated as to the Fund by a vote of the Trust's disinterested trustees or by vote of the shareholders of the Fund, on not more than 60 days written notice. The selection and nomination of disinterested trustees has been committed to the discretion of such disinterested trustees as required by the Rule.

             The Trust's Plan provides that each Fund will compensate the Distributor for distribution expenses in an amount not to exceed .10% of the Fund's average net assets. Distribution expenses payable by the Distributor pursuant to the Plan include direct and indirect costs and expenses incurred in connection with advertising and marketing a Fund's shares, and direct and indirect costs and expenses of preparing, printing and distributing its prospectuses to other than current shareholders. The Plan provides that the Trust will pay the Distributor an annual base fee of $1,250,000 plus incentive fees based upon asset growth payable monthly and accrued daily by all of the Trust's investment funds with respect to which the Distributor is distributing shares.

             The Plan has been approved, and will continue in effect for successive one year periods provided that such continuance is specifically approved by (1) the vote of a majority of the trustees who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan and (2) the vote of a majority of the entire Board of Trustees.

CUSTODIAN SERVICES AND TRANSFER AGENCY AGREEMENTS

             National City Bank serves as the Trust's custodian with respect to the Fund. Under its Custodian Services Agreement, National City Bank has agreed to: (i) maintain a separate account or accounts in the name of the Fund; (ii) hold and disburse portfolio securities on account of the Fund; (iii) collect and make disbursements of money on behalf of the Fund; (iv) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (v) respond to correspondence by security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Fund's operations. National City Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that it shall remain responsible for the performance of all of its duties under the Custodian Services Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company serving as sub-custodian. The Fund reimburses National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by the Fund in any year may not exceed $.225 for each $1,000 of average gross assets of the Fund.

             State Street Bank and Trust Company (the "Transfer Agent") serves as the Trust's transfer agent and dividend disbursing agent with respect to the Fund. Under its Transfer Agency Agreement, it has agreed to: (i) issue and redeem shares of the Fund; (ii) transmit all communications by the Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning the Fund's operations. The Transfer Agent sends each shareholder of record a statement (not less frequently than quarterly) showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's account with the Fund.

                            SHAREHOLDER SERVICES PLAN
                            -------------------------

             As stated in the Prospectus, the Trust has implemented the Services Plan with respect to Retail shares in the Fund. Pursuant to the Services Plan, the Trust may enter into agreements with financial institutions pertaining to the provision of administrative services to their customers who are the beneficial owners of Retail shares in consideration for the payment of up to .25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase and redemption requests from customers; (ii) providing customers with a service that invests the assets of their accounts in Retail shares; (iii) processing dividend payments from the Funds; (iv) providing information periodically to customers showing their position in Retail shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed with respect to Retail shares beneficially owned by customers; (vii) forwarding shareholder communications; and (viii) other similar services requested by the Trust. Agreements between the Trust and financial institutions will be terminable at any time by the Trust without penalty.

                             PORTFOLIO TRANSACTIONS
                             ----------------------

             Pursuant to its Advisory Agreement with the Trust, National City is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for the Fund. The adviser purchases portfolio securities either directly from the issuer or from an underwriter or dealer making a market in the securities involved. Purchases from an underwriter of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but an undisclosed portion of the price represents compensation to the dealer.

             While the adviser generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to the adviser may receive orders for transactions by the Fund. Information so received is in addition to and not in lieu of services required to be performed by the adviser and does not reduce the fees payable to the adviser by the Fund. Such information may be useful to the adviser in serving both the Trust and other clients, and, similarly, supplemental information obtained by the placement of business of other clients may be useful to the adviser in carrying out its obligations to the Trust.

             Portfolio securities will not be purchased from or sold to the Fund's adviser, the Distributor, or any "affiliated person" (as such term is defined under the 1940 Act) of any of them acting as principal, except to the extent permitted by the SEC. In addition, the Fund will not give preference to its adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

             While serving as adviser to the Fund, National City has agreed to maintain its policy and practice of conducting its Trust Department independently of its Commercial Department. In making investment recommendations for the Trust, Trust Department personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Trust's account are customers of the Commercial Department. In dealing with commercial customers, the Commercial Department will not inquire or take into consideration whether securities of those customers are held by the Trust.

             Investment decisions for the Fund are made independently from those for the other Funds and for other investment companies and accounts advised or managed by the adviser. Such other Funds, investment companies and accounts may also invest in the same securities as such Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

                                    AUDITORS
                                    --------

             Ernst & Young LLP, independent auditors, with offices at Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, serve as independent auditors of the Trust.

                                     COUNSEL
                                     -------

             Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), with offices at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, are counsel to the Trust and will pass upon certain legal matters for the Trust.

                             PERFORMANCE INFORMATION
                             -----------------------

             The Fund computes its "average annual total return" by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                    ERV  1/n
                              T = [(-----) - 1]
                                     P

         Where:      T =      average annual total return

                   ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period

                     P =      hypothetical initial payment of $1,000

                     n = period covered by the computation, expressed in terms of years

             The Fund computes its aggregate total returns by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                       ERV
                                  T = (---) - 1
                                        P

             The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to the Fund's mean (or median) account size for any fees that vary with the size of the account. The maximum sales load and other charges deducted from payments are deducted from the initial $1,000 payment (variable "P" in the formula). The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the measuring period covered by the computation.

             The Fund may also from time to time include in Materials a total return figure that is not calculated according to the formulas set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund does not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data do not reflect sales charges and that inclusion of sale charges would reduce the performance quoted.

             The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on the Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

             In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund, high-quality investments, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The Fund may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  MISCELLANEOUS
                                  -------------

             The Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under federal and state securities regulations. All organization expenses are being amortized on the straight-line method over a period of five years from the date of commencement of operations.

             As used in the Prospectus, "assets belonging to the Fund" means the consideration received by the Trust upon the issuance of shares in that particular Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund. In determining the Fund's net asset value, assets belonging to the Fund are charged with the liabilities in respect of that Fund.

                                   APPENDIX A
                                   ----------

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings
------------------------

             A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the highest rating category used by S&P for commercial paper:

             "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

             Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the highest rating category used by Moody's for commercial paper:

             "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

             The following summarizes the highest rating category used by Duff & Phelps for commercial paper:

             "Duff 1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

             "Duff 1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

             "Duff 1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by

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             good fundamental protection factors. Risk factors are very small.

             The following summarizes the highest rating category used by Fitch for short-term notes, municipal notes, variable rate demand instruments and commercial paper:

             "F-1+" - Instruments assigned this rating are regarded as having the strongest degree of assurance for timely payment.

             "F-1" - Instruments assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+."

             IBCA uses the following highest rating category for short term notes including commercial paper:

             "A1+" - These issues display the very highest quality borrowing characteristics and are of undoubted or prime creditworthiness.

             "A1" - These issues display very strong borrowing characteristics.

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                                   APPENDIX B

             As stated in the Prospectus, the International Equity Fund (the "Fund") may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.  Index Futures Contracts
    -----------------------

             GENERAL. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's Ratings Group 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes or indexes based on an industry or market segment, such as oil and gas stocks.

             Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

             The Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its Fund as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

             In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its Fund holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the Fund will decline prior to the time of sale.

II.  Margin Payments
     ---------------

             Unlike purchases or sales of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the

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Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.  Risks of Transactions in Futures Contracts
      ------------------------------------------

             There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the advisers. It is also possible that, where the Fund has sold futures to hedge its Fund against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

             When futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

             In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

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



             Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund will continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

             Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

             Successful use of futures by the Fund is also subject to the advisers ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

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



IV.  Options on Futures Contracts
     ----------------------------

             The Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. The Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

             Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

V.  Other Matters
    -------------

             Accounting for futures contracts will be in accordance with generally accepted accounting principles. The Fund intends to comply with the regulations of the Commodity Futures Trading Commission exempting it from registration as a "commodity pool operator." The Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to such regulations.

                                      B-5